UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

FORWARD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

_________________________

To The Shareholders of Forward Industries, Inc.:

We are pleased to invite you to attend the 2025 Annual Meeting of the Shareholders of Forward Industries, Inc. (the “Annual Meeting”) which will be on August 8, 2025, at 10:00 a.m. Eastern Time. This year’s meeting will be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/FWD2025. At the Annual Meeting, our shareholders will be asked:

1.	To elect three members to our Board of Directors.

2.	To ratify the appointment of our independent registered public accounting firm for fiscal year 2025.

3.	To consider and vote upon a proposal to change the Company’s state of incorporation from New York to Nevada by means of a merger of the Company with and into a wholly-owned Nevada subsidiary (the “Reincorporation”), pursuant to the Agreement and Plan of Merger attached as Annex A to this Proxy Statement.

4.	To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to that certain securities purchase agreement dated May 16, 2025 (the “ELOC Agreement”) with C/M Capital Master Fund, LP (the “Purchaser”), establishing an equity line of credit pursuant to which the Company may sell shares of common stock to the Purchaser from time to time in its discretion, without giving effect to the exchange cap in the Purchase Agreement (the “Nasdaq 20% Issuance Proposal ELOC”).

5.	To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to the conversion of Series B Preferred Stock (the “Series B”) and conversion of warrants issued pursuant to those certain securities purchase agreements dated May 23, 2025 (the “Series B Purchase Agreements”) with C/M Capital Master Fund, LP and WVP-Emerging Manager Onshore Fund, LLC-Structured Small Cap Lending Series (collectively, the “Series B Investors”), without giving effect to the exchange cap in the Series B Purchase Agreements (the “Nasdaq 20% Issuance Proposal Series B”).

6.	To approve an amendment to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of the Company’s common stock available and reserved for issuance thereunder by 300,000 shares for a total of 429,100 shares of common stock (the “2021 Plan Amendment”).

7.	To approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.

8.	For the transaction of such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Shareholders of record as of the close of business on June 18, 2025 are entitled to vote at the Annual Meeting and any postponement or adjournment thereof. Please see pages 1-6 for additional information regarding accessing the Annual Meeting and how to vote your shares. You do not need to attend the virtual meeting to vote your shares.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to join the Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

We appreciate your continued confidence in our Company and look forward to your joining us virtually on August 8, 2025.

By the Order of the Board of Directors

/s/ Michael Pruitt

Michael Pruitt

Interim Chief Executive Officer

Dated: June 20, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on August 8, 2025: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.

BY TELEPHONE Call the telephone number on your proxy card or voting instruction form.	AT THE MEETING Attend the Annual Meeting virtually. See page 1 for additional details on how to attend.

We urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

(631) 547-3041

2025 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Forward Industries, Inc., which we refer to as “Forward” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the 2025 Annual Meeting of Shareholders to be held on August 8, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FWD2025. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about June 20, 2025. A copy of our Form 10-K for the year ended September 30, 2024 is being mailed concurrently with this Proxy Statement.

Can I attend the Annual Meeting in person?

This year’s Annual Meeting will be held exclusively online, with no option to attend in person. If you plan to attend the virtual meeting, you will need to visit www.virtualshareholdermeeting.com/FWD2025 and use your 16-digit control number provided on the proxy card to log into the meeting. We encourage shareholders to log in to the website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 10:00 a.m. start time.

Who is Entitled to Vote?

Our Board has fixed the close of business on June 18, 2025 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 1,125,998 shares of common stock outstanding. Each share of Forward common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Forward has 4,925 shares of Series A-1 Convertible Preferred Stock outstanding and 1,000,000 shares of Series B outstanding. The Series A-1 have no voting rights and the Series B have such voting rights as required by New York law, including class voting rights on matters affecting the Series B rights and preferences. The Series A-1 and Series B holders will be entitled to vote as a separate class on the reincorporation proposal.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Forward.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

Who May Attend the Virtual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners may also attend and vote online during the Annual Meeting. We encourage you to vote your proxy by Internet, by phone or by mail prior to the meeting, even if you plan to attend the virtual Annual Meeting.

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How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Visit www.virtualshareholdermeeting.com/FWD2025 and follow the instructions provided on the website.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your voting instruction form.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed voting instruction form (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Visit www.virtualshareholdermeeting.com/FWD2025 and follow the instructions provided on the website.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when thirty-three and one third percent (33.3%) of the outstanding shares of stock of the Company entitled to vote, represented in person or by proxy, are present in person or represented by proxy. Shares owned by Forward are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Forward is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What happens if I do not give specific voting instructions?

Record Holder. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

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Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter by the deadline specified in their voting instruction form, the organization will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors. Please submit your voting instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 2 and 7 are considered routine, and Proposal 1, 3, 4, 5 and 6 are considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions (1)

Election of Directors	Plurality, which means that the three nominees receiving the highest number of affirmative votes will be elected.	No. However, broker non-votes have no effect on this proposal.	No effect.
Ratification of Independent Registered Public Accounting Firm	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes.	Same as a vote “Against.”
Approval of the Reincorporation	Majority of outstanding shares of common stock.	No. Vote Against.	Same as a vote “Against.”
Nasdaq 20% Issuance Proposal ELOC	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	No effect.
Nasdaq 20% Issuance Proposal - Series B	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	No effect.
Approval of the Amendment to the 2021 Equity Incentive Plan	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	No effect.
Adjournment of the Annual Meeting	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes.	Same as a vote “Against.”

_________________

(1)	“Withhold” for Proposal 1. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.

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What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by (1) giving written notice to the Corporate Secretary of Forward; (2) delivering a proxy card dated after the date of your original proxy; or (3) voting during the Annual Meeting. Any written revocation must be received by the Corporate Secretary before the Annual Meeting begins. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants as outlined below, may also attend and vote online during the annual meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Forward. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held by such persons of record, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Mr. Michael Pruitt and Ms. Kathleen Weisberg, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees becomes unavailable as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Forward stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788 or (631) 547-3041.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

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Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Forward shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2026 Annual Meeting of Shareholders (“2026 Meeting”), the following is required:

•	For a shareholder proposal to be considered for inclusion in Forward’s Proxy Statement and proxy card for the 2026 Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), our Corporate Secretary must receive the written proposal no later than February 19, 2026, which is 120 calendar days prior to the one year anniversary date Forward’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2026 Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Forward’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no earlier than March 11, 2026 and no later than April 10, 2026 (assuming this year’s meeting is August 8, 2025); Provided, however, that in the event that the 2026 Meeting is changed more than 30 days before or after such anniversary date, the proposal must be received no earlier than the close of business on the 120th day prior to the 2026 Meeting and not later than the 90th date prior to the Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

•	Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2026 Meeting and meet the ownership requirements contained in Section 208 of our Bylaws.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2026 Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting, except in the election to our board of nominees set forth herein and as described below, and Proposal No. 6 regarding the 2021 Plan Amendment, under which members of the Board and our executive officers will be eligible to participate and receive equity incentive awards.

In addition, our directors and executive officers may have interests in the Nevada Reincorporation transaction that are different from, or in addition to, the interests of the shareholders generally, which may present actual or potential conflicts of interest. For example, the Nevada Reincorporation provides our officers and directors more clarity and certainty in the reduction of their potential personal liability and strengthens the ability of directors to resist coercive and inadequate takeover bids. The Board has considered these interests, among other matters, in reaching its decision to approve the Nevada Reincorporation and to recommend that our shareholders vote in favor of this proposal.

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YOUR VOTE IS IMPORTANT

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the virtual Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be voted at the Annual Meeting by 11:59 p.m. Eastern Time on August 7, 2025.

The Board unanimously recommends that shareholders vote “For” the election to the Board of each of the nominees in Proposal 1, and “For” Proposals 2, 3, 4, 5, 6 and 7.

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PROPOSAL 1. ELECTION OF DIRECTORS

Forward’s shareholders elect the Board members annually, and all of our current directors were elected by our shareholders to serve for a term expiring at this Annual Meeting, except Mr. Keith Johnson was appointed by the Board to fill a vacancy created by the resignation of Mr. Terence Wise on May 16, 2025.

The Board proposes and recommends the election of the following nominees as directors:

Sangita Shah

Sharon Hrynkow

Keith Johnson

All of the nominees listed above have agreed to serve if elected. The three persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

Recommendation of the Board

The Board recommends a vote “FOR” the election of the nominated slate of directors.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board as of the record date.

Name	Age	Appointed
Sangita Shah	59	February 2015
Sharon Hrynkow	64	February 2022
Keith Johnson	67	May 2025

Director Nominee Biographies

Sangita Shah. Ms. Shah currently serves as director and owner of Odyssean Enterprises Limited, a private advisory and investment company, in addition to serving as non-executive chairman of Kinovo PLC, (FTSE: KINO), a leading UK provider of specialist property services centered on safety and regulatory compliance and is lead director of Inspired PLC, (FTSE: INSE) UK’s leading energy and sustainability advisor. She was previously non-executive chairman of RA International PLC, (FTSE: RAI) a leading provider of services to remote locations in Africa and the Middle East and board director and chair of ESG for Ten Entertainment PLC (FTSE: TEN), an operator of entertainment centres. Ms. Shah also serves as a board director of Quoted Companies Alliance which represents over 90% of small and midsized market cap FTSE companies. Ms. Shah previously worked in seed/mezzanine financing and strategic investments within the environmental and technology sectors following a number of senior roles held at KPMG, Ernst & Young, Unilever and Mars Inc. She has spent 20 years volunteering for Windsor Leadership, a charity based on providing leadership courses at Windsor Castle and established by the Duke of Edinburgh and Professor Charles Handy. Ms. Shah was selected as a director for her board and accounting experience, and she also serves as our Chairman. She previously served as our Lead Director.

Sharon Hrynkow. Dr. Sharon Hrynkow is President & CEO of Life Science Works, a firm that empowers life science entrepreneurs by securing non-dilutive funding. Prior roles include Chief Scientific Officer and Senior VP for Medical Affairs at Cyclo Therapeutics (Nasdaq: CYTH, acquired by RFL) where she launched and led its drug development programs from 2015 to 2022; leadership roles at the National Institutes of Health and Department of State from 1992 to 2012; and inaugural president of the Global Virus Network, a 501c3 from 2012 to 2015.  Dr. Hrynkow, a neuroscientist, is an elected member of the Council on Foreign Relations and an elected Fellow of the American Association for the Advancement of Science. She advises a range of non-profit organizations on science and health matters, including the National Academies of Sciences, Engineering and Medicine. She has served as an appointee to the President’s Council of Advisors on Science and Technology.

Keith Johnson. Mr. Johnson has been a director of the Company since May 2025. Since May 2023, Mr. Johnson has been the interim Chief Financial Officer of Amaze Holdings Inc. (NYSE American: AMZE), an e-commerce wine product company.  Beginning until May 2023, Mr. Johnson provided consulting and accounting services to several companies on a contract basis.  Prior to that, Mr. Johnson served as Chief Financial Officer of Watertech Equipment & Sales, a startup company formed to develop biological pathogen reduction technologies from October 2014 until December 2020.  Since April 2020, Mr. Johnson has served on the board of directors of Amergent Hospitality Group Inc. (“Amergent”) and as chairman of its audit committee and a member of its compensation committee.  Mr. Johnson was selected as a director because of his board experience and his strong accounting background.

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Executive Officers of Forward Industries, Inc.

Name	Age	Position	Appointed
Michael Pruitt	65	Interim Chief Executive Officer	May 2025
Kathleen Weisberg	54	Chief Financial Officer	July 2023

Michael Pruitt. Mr. Pruitt was appointed interim Chief Executive Officer on May 16, 2025. Mr. Pruitt also served on the Board from January 28, 2025 to May 16, 2025. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In 2001, Mr. Pruitt formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt continues to serve as its Chairman and Chief Executive Officer. Since October 2020, Mr. Pruitt has been a member of the Board of Directors of IMAC Holdings, Inc. (OTCQB: BACK) and currently serves on its Compensation Committee and as Chair of its Audit Committee. Since July 2023, Mr. Pruitt has served as the Interim Chief Executive Officer of Amaze Holdings, Inc. (NYSE American: AMZE) (Formerly, Fresh Vine Wine, Inc.) (“Amaze”), a commerce platform company. Mr. Pruitt also has served as a director of Amaze since December 2021. Mr. Pruitt also served as a director on the board of Hooters of America, LLC from 2011 to 2019. Mr. Pruitt received a B.A. degree from Coastal Carolina University. Mr. Pruitt currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board.

Kathleen Weisberg. Ms. Weisberg was appointed the Company’s Chief Financial Officer effective July 1, 2023. Prior to her appointment as Chief Financial Officer, Ms. Weisberg served as the Company’s Corporate Controller from June 2020 to June 2023. From June 2017 to June 2020, Ms. Weisberg served as the Controller for Jungle Bob Enterprises, Inc., a reptile and aquarium product company. From December 2003 to March 2010, Ms. Weisberg served as the Senior Manager for SEC Reporting at WW International, Inc., formerly Weight Watchers International, Inc. From October 1998 to November 2003, Ms. Weisberg served as Senior Auditor and Corporate Accounting Manager for Symbol Technologies, Inc., a manufacturer and supplier of mobile data capture and delivery equipment. From January 1992 to October 1998, Ms. Weisberg was an auditor at Ernst & Young LLP.

Executive Officers of Subsidiaries

Name	Age	Current Position	Appointed
Tom KraMer	59	Chief Executive Officer of Kablooe, Inc.	2020
Robert Wild	54	Chief Executive Officer of IPS	2025

Tom KraMer. Mr. KraMer has served as the President and Chief Executive Officer of Kablooe, Inc. since the Company’s acquisition of the assets of Kablooe Design, Inc. in August 2020. Prior to that, Mr. KraMer served as the Chief Executive Officer of Kablooe Design, Inc. since its formation in 1991.

Robert Wild. Mr. Wild has served as the Chief Executive Officer of IPS since January 1, 2025. Prior to that, Mr. Wild has served as the Chief Operating Officer of IPS since January 1, 2022. Prior to that, Mr. Wild served as the Senior Vice President of IPS.

There are no family relationships between any of the executive officers and directors. Our Bylaws require that each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his or her successor is elected. See the section titled “Related Person Transactions”.

In July 2024, Amergent filed a voluntary petition for reorganization under Chapter 11 in the U.S. Bankruptcy Court for the Northern District of Texas.

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Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of Forward and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Forward. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board delegates various responsibilities and authority to different Board committees (“Board Committees”). The Board and the Board’s committees (“Committees”) meet throughout the year and act by written consent from time-to-time as appropriate. Committees regularly report on their activities and actions to the Board.

The Board currently has and appoints the members of the Audit and Risk Committee (the “Audit Committee”), the Compensation Committee and the Nominating and Governance Committee. Each of these Committees has a written charter which may be accessed through Forward’s website at: www.forwardindustries.com/investors/governance/.

The following table identifies the independent and non-independent Board and Committee members:

Name	Independent	Audit and Risk	Compensation	Nominating and Governance
Sangita Shah	×	Chair	×	×
Sharon Hrynkow	×	×	Chair	×
Keith Johnson (1)	×	×	×	×

Number of Meetings Held Fiscal 2024		4	3	0

(1)	Appointed May 16, 2025.

There were approximately seven Board meetings held in fiscal 2024. All of the directors attended over 75% of the applicable Board and Committee meetings held in fiscal 2024. The Company has not adopted a formal policy regarding Board members’ attendance at annual meetings. Terence Wise served as a non-independent director during fiscal 2024 and resigned May 16, 2025. Michael Pruitt, the current Interim Chief Executive Officer, served on the Board from January 28, 2025 to May 16, 2025.

Director Independence

Our Board has determined that Sangita Shah, Sharon Hrynkow and Keith Johnson are independent in accordance with standards under the Nasdaq Listing Rules.

Our Board has also determined that Sangita Shah, Sharon Hrynkow and Keith Johnson are independent under the Nasdaq Listing Rules independence standards for Audit Committee members and Compensation Committee members.

10

Committees of the Board of Directors

Audit Committee

The Audit Committee reviews our financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit Committee Financial Expert

Our Board has determined that Ms. Shah is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the Securities and Exchange Commission (the “SEC”) and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to make recommendations to the Board concerning Board and committee compensation. The Compensation Committee is also responsible for oversight of our overall compensation plans and benefit programs, as well as the approval of all employment, severance and change of control agreements and plans applicable to our executive officers. The Compensation Committee is also responsible for determining the compensation of and compensation structure for all of the Company’s executive officers. The Compensation Committee reviews and approves equity-based compensation grants to our officers, directors, employees and consultants in accordance with the Company’s equity incentive plans.

Nominating and Governance Committee

The responsibilities of the Nominating and Governance Committee include the identification of individuals qualified to become Board members, establishing the procedures for the nomination process and the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, oversight of possible conflicts of interests involving the Board and its members, developing policies and procedures for related party transactions, developing corporate governance principles, and the oversight of the evaluations of the Board and management specifically with respect to Corporate Governance. The Nominating and Governance Committee will carefully review and consider in good faith any director candidates recommended by shareholders.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include skill set, background, reputation, type and length of business experience of our board members, as well as a particular nominee’s contribution to that mix. Although there are many other factors, the Board seeks individuals with experience in sales, legal and accounting skills and board experience. The Board and the Nominating and Governance Committee also seek individuals with diversity of race, ethnicity and gender.

Board Leadership Structure

Our Board has determined that its current structure, with an independent Chairperson (Sangita Shah), is in the best interests of Forward and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others, that:

•	The Board believes that having an independent Chair provides effective oversight and independence of our Board.

•	The Board believes that the appointment of a strong independent Chair and the use of regular executive sessions of the independent directors, along with the Boards strong committee system, allow it to maintain effective oversight of management.

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Role of Board in Risk Oversight

Our risk management function is overseen by our Board. Our management keeps the Board apprised of material risks and provides directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Michael Pruitt, as our Interim Chief Executive Officer, and Kathleen Weisberg, our Chief Financial Officer, work closely together with the Board, the Audit Committee and our Chairman (who is also our former Lead Director and a member and Chair of the Audit Committee), on how to best address identified risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us are: (i) our ability to grow our business and (ii) increasing our customer base.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure, and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available on our website at www.forwardindustries.com/investors/governance and will be provided without charge upon written request to our Corporate Secretary.

Anti-Hedging Policies

Under the Company’s Insider Trading Policy, all officers, directors and employees are prohibited from engaging in hedging, pledging or short-selling transactions.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary, or by facsimile (631) 676-7748. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal year ended September 30, 2024.

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Related Person Transactions

The Company had a Buying Agency and Supply Agreement (the “Supply Agreement”) with Forward Industries Asia-Pacific Corporation (“Forward China”). Terence Wise, the Company’s former Chairman, Chief Executive Officer and greater than 10% beneficial owner, is the owner of Forward China. Mr. Wise resigned in May 2025. In addition, Jenny P. Yu, a Managing Director of Forward China, owns more than 5% of the Company’s common stock. The Supply Agreement provided that Forward China will act as the Company’s exclusive buying agent and supplier of products in the Asia Pacific region. The Company purchased products at Forward China’s cost and paid Forward China a monthly fee for services it provided under the Supply Agreement. Through March 2023, the monthly service fee was calculated at $100,000 plus 4% of “Adjusted Gross Profit.”, which is defined as the selling price less the cost from Forward China. From April 2023 through October 2023, the fixed portion of the monthly fee was reduced to $83,333 per month. The Company recorded service fees to Forward China of approximately $891,000 and $1,266,000 during fiscal 2024 and 2023, respectively. This supply agreement expired October 22, 2023.

On November 2, 2023, Forward and Forward China entered into a Buying Agency and Supply Agreement (the “New Agreement”). The New Agreement provided that Forward China will act as Forward’s exclusive buying agent and supplier of products in the Asia Pacific region. Forward purchased products at Forward China’s cost and paid Forward China a monthly fee for services it provided under the New Agreement. The monthly service fee was $65,833 plus 4% of “Adjusted Gross Profit”, which is defined as the revenues recognized by Forward from the sale of the product less Forward China’s cost for the product. The New Agreement expired October 31, 2024. The New Agreement was substantially similar to the Supply Agreement (disclosed above) except for the reduced monthly fee payable to Forward China. In November 2024, the Company and Forward China agreed to: (i) extend the New Agreement until April 30, 2025, but allow either party to cancel with 30 days’ notice, (ii) reduce the fixed portion of the sourcing fee to $35,000 per months, and (iii) change the payment terms to better align with payments from our customers. The New Agreement expired in May 2025.

On November 2, 2023, Forward and Forward China entered into a Deferred Payment Agreement. As of October 30, 2023, Forward owed Forward China $7,365,238 for the purchase of products in its OEM and retail divisions and the cancelation of open purchase orders related to Forward’s exit from the retail division. To preserve Forward’s liquidity position in the future, Forward China agreed to limit the amount of the payables that it would seek to collect from Forward to $500,000 in any 12-month period. The amount due to Forward China has been settled in accordance with the Transaction Agreement and Separation Agreement (described below).

In order to maintain compliance with Nasdaq’s listing standards, the Company entered into four separate agreements with Forward China (the “Conversion Agreements”), to convert an aggregate $4,925,000 of accounts payable due to Forward China into 4,925 shares of newly designated Series A-1 convertible preferred stock with a stated value of $1,000 per share. The holders of the Series A-1 have no voting rights and rank senior to all classes or series of the Company’s common stock with respect to the distribution of assets upon liquidation, dissolution, or winding up. Subject to a 19.9% share cap (as defined in the Certificate of Amendment of the Certificate of Incorporation filed related to the transaction), the Series A-1 shall be convertible into a number of shares of the Company’s common stock as determined by (i) multiplying the number of shares to be converted by the Stated Value, (ii) adding the result of all accrued and accumulated and unpaid dividends on such shares to be converted, and then (iii) dividing the result by the conversion price of $7.50, subject to adjustment as defined in the COD. The Series A-1 is not redeemable.

In October 2020, the Company began selling smart-enabled furniture, which is sourced by Forward China and sold in the U.S. under the Koble brand name. The Koble brand is owned by The Justwise Group, Ltd. (“Justwise”), a company owned by Mr. Wise. The Company recognized revenues from the sale of Koble products of $380,000 and $2,058,000 in fiscal 2024 and fiscal 2023, respectively. The Company had an agreement with Justwise under which (i) Justwise performed design, marketing and inventory management services related to the Koble products sold by the Company and (ii) the Company was granted a license to sell Koble products. In exchange for such services, The Company paid Justwise $10,000 per month plus 1% of the cost of Koble products purchased from Forward China. The agreement expired in August 2023 and was extended on a month-to-month basis until November 30, 2023.

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The Company had an arrangement with Happ LLC (“Happ”), whose principal owner is the daughter of Ms. Yu, whereby the Company purchased products directly from Forward China and shipped the product directly to Happ. In consideration for these services, the Company was paid a 3.0% fee on the total cost of the product. Revenue recognized from Happ was approximately $523,000 and $626,000 in fiscal 2024 and fiscal 2023, respectively.

The sister of Paul Severino, the former President of IPS, was employed by IPS as its Chief Marketing Officer and received total compensation of approximately $30,000 and $120,000 in fiscal 2024 and fiscal 2023, respectively.

To fund the acquisition of IPS, the Company issued a $1.6 million promissory note to Forward China in consideration for a one-year loan. The note was originally due January 18, 2019, but has been subsequently extended several times and is now due on December 31, 2025. The note bears an interest rate of 8% and charges monthly interest. The Company made approximately $63,000 and $104,000 in interest payments associated with the note in fiscal 2024 and fiscal 2023, respectively. In fiscal 2024, the Company made $500,000 of principal payments on this note. As of the record date, the principal on this note is $600,000.

On May 16, 2025, the Company and Forward Industries (IN), Inc., a wholly-owned subsidiary of the Company entered into a Transaction Agreement with Forward China, a company owned by Terence Wise, who at the time served as the Company’s Chairman of the Board and Chief Executive Officer. Pursuant to the Transaction Agreement, the Company sold its wholly-owned subsidiary, Forward Industries (Switzerland) GmbH and certain other assets related to the Company’s discontinued Original Equipment Manufacturer business to Forward China to satisfy outstanding payables of approximately $4,100,000 due to Forward China under that certain Buying Agency and Supply Agreement between the Company and Forward China (the “Agency Agreement”). Additionally, as part of the Agreement, (i) the Company and Forward China terminated the Agency Agreement and (ii) the Company and Forward China extended the maturity date of that certain Promissory Note dated January 18, 2018 (as amended) issued by the Company to Forward China to December 31, 2025. The Company paid $200,000 to Forward China at closing and agreed to make additional cash payments of $150,000 on each of July 31, 2025, August 29, 2025 and September 30, 2025. In connection with the Transaction Agreement, the Company and Mr. Wise entered into a separation agreement. The Transaction Agreement was approved by a Special Committee of the Board (“Special Committee”), comprised of directors who were both independent and disinterested directors, established to evaluate the transaction. To assist with the process, the Special Committee engaged legal counsel and CoView Capital, Inc. (“CoView”), as its exclusive financial adviser. In connection with the transaction, CoView approached numerous potential alternative acquirers who declined to provide an offer for the business and delivered a written opinion to the Special Committee, dated May 16, 2025, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the methodologies employed in preparing the opinion, the consideration to be paid in the transaction was fair, from a financial point of view, to the Company’s shareholders.

Compensation of Directors Table 2024

In fiscal 2024, our non-employee directors were compensated for as follows:

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)	Option Awards ($)(d)(1)	Non-Equity Incentive Plan ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(j)
Sangita Shah	60,000	–	40,000	–	–	–	100,000
Sharon Hrynkow	45,000	–	40,000	–	–	–	85,000
James Ziglar (2)	30,000	–	40,000	–	–	–	70,000

_______________________

(1)	Amounts reported represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), disregarding estimates of forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that may be realized by the directors upon the vesting, exercise or settlement of the awards.
(2)	Mr. Ziglar resigned as a director effective February 2024, at which time all unvested equity awards were forfeited in accordance with their terms.

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Executive Compensation

The following table presents the compensation earned in fiscal 2024 and 2023 by (i) all persons who served as our principal executive officer during fiscal 2024 and (ii) our other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2024 whose total compensation exceeded $100,000 (collectively, our “Named Executive Officers” or “NEOs”).

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)	Bonus ($)(d)(2)	Stock Awards ($)(e)	Option Awards ($)(f)	All Other Compensation ($)(i)(3)	Total ($)(j)
Terence Wise (4)	2024	240,750	–	–	–	12,000	252,750
Former Chief Executive Officer	2023	325,000	–	–	–	12,000	337,000

Paul Severino (4)	2024	285,000	8,222	–	–	28,470	321,692
Former Executive Officer of IPS	2023	278,750	63,397	–	–	28,118	370,264

Robert Wild	2024	286,250	8,222	–	–	20,733	315,205
Executive Officer of IPS	2023	271,250	60,118	–	–	20,043	351,411

Tom KraMer	2024	250,000	–	–	–	17,759	267,759
Executive Officer of Kablooe	2023	250,000	–	–	–	19,709	269,709

Kathleen Weisberg	2024	250,000	–	–	–	7,995	257,995
Chief Financial Officer	2023	62,500	–	–	–	1,999	64,499

_________________________

(1)	Mr. Wise’s salary includes $1,000 per month for a total of $12,000 in lieu of reimbursement for company expenses. Ms. Weisberg was appointed Chief Financial Officer on July 1, 2023, and her salary is $250,000. Because of the date of Ms. Weisberg’s appointment, only three months compensation is disclosed for fiscal 2023 above.
(2)	Represents cash bonuses.
(3)	All other compensation for:
	a.	Mr. Wild primarily represents (i) $10,000 in reimbursements for auto and phone allowances and (ii) Company contributions to 401k plans of $10,238.
	b.	Mr. Severino primarily represents (i) $18,000 of reimbursements for auto and phone allowances and (ii) Company contributions to 401k plans of $9,975.
	c.	Mr. KraMer (i) represents the Company’s contribution to a 401(k) plan of $7,799; and (ii) a benefits allowance of $9,960.
(4)	Mr. Wise and Mr. Severino resigned in May 2025.

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Named Executive Officer Employment Compensation Arrangements/Agreements

Terence Wise. Effective May 16, 2018, the Company and Terence Wise entered into a three-year Employment Agreement. Pursuant to his Employment Agreement, Mr. Wise received an annual base salary of $300,000. This Employment Agreement has expired. Following expiration of his written Employment Agreement, Mr. Wise continued employment under substantially similar terms, though not formalized in writing. In November 2021, Mr. Wise’s base salary was increased to $325,000 per year, effective January 1, 2022. Mr. Wise is also paid $1,000 per month to cover various expenses in the performance of his duties as the Chairman and Chief Executive Officer of the Company. In December 2023, Mr. Wise agreed to a 25% reduction in his annual base salary for fiscal 2024. Mr. Wise resigned in May 2025. See “Separation Agreement” discussed below.

Robert Wild. In connection with the acquisition of IPS, effective January 18, 2018, the Company entered into an at-will employment agreement with Robert Wild. Pursuant to his Employment Agreement, Mr. Wild was paid an annual base salary of $235,000. Mr. Wild’s base salary has since been increased to $290,000 per year. Mr. Wild receives an additional $10,000 per year for auto and cell phone allowance.

Paul Severino. In connection with the acquisition of IPS, effective January 18, 2018, the Company entered into a three-year employment agreement with Paul Severino. Under the employment Agreement, Mr. Severino received an annual base salary of $256,000 and $1,500 per month for auto and cell phone allowance. In May 2021, the Company entered into a one-year employment agreement (which extends on each one-year anniversary thereafter unless requisite notice is provided by either party), with Mr. Severino whereby he will be paid an annual base salary of $251,000 and will be eligible to receive cash bonuses and equity compensation based on performance milestones established by the Company’s Compensation Committee. No such performance metrics have been set by the Compensation Committee. In 2022, Mr. Severino’s annual base salary was increased to $275,000, which was effective July 1, 2022. Additionally, effective July 2023, Mr. Severino’s annual base salary was increased to $290,000. Effective September 1, 2024, Mr. Severino’s annual base salary was reduced to $230,000. Effective January 1, 2025, Mr. Severino’s annual base salary was reduced to $170,000. Mr. Severino resigned from the Company in May 2025.

Key Employee (Non-NEO under SEC Rules and Regulations)

Tom KraMer. In connection with the acquisition of Kablooe, effective August 17, 2020, the Company entered into a five-year employment agreement with Tom KraMer. Under the employment agreement, Mr. KraMer receives an annual base salary of $250,000 per year and is eligible to receive cash or equity bonuses based on fiscal year performance targets established by the Compensation Committee of the Company’s Board of Directors in its discretion. Under certain circumstances, Mr. KraMer would be entitled to receive six months base salary and other benefits if his employment agreement is terminated. Effective November 1, 2024, Mr. KraMer’s annual base salary was reduced to $225,000 per year.

Kathleen Weisberg. Effective July 1, 2023, the Company and Kathleen Weisberg, the Company’s Chief Financial Officer, entered into a three-year Employment Agreement. Pursuant to her Employment Agreement, Ms. Weisberg is paid an annual base salary of $250,000 and is eligible to earn a bonus based on certain fiscal targets and performance metrics set by the Compensation Committee of the Board in consultation with the Chief Executive Officer. No such targets or performance metrics have been set by the Compensation Committee.

Discretionary Bonus

Each of the Named Executive Officers is eligible to receive discretionary bonuses as determined by the Compensation Committee.

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Termination Provisions

Ms. Weisberg would be entitled to receive six months base salary and other benefits if her employment agreement is terminated by the Company without cause or by the executive for good reason. “Good Reason” under Ms. Weisberg’s employment agreement generally means (1) the assignment to the executive without her consent of duties materially inconsistent with such executive’s position; (2) a decrease in annual salary rate, other than an across the board decrease in salary applicable to all senior executives of the Company of not more than 10%; (3) any failure by the Company to perform any material obligation under, or its breach of a material provision of, the employment agreement; (4) the failure of a successor company to expressly assume the respective executive’s employment agreement. “Cause” under her employment agreement generally means: (1) willful misconduct in connection with the performance of any of her duties; (2) willful failure, neglect or refusal to perform her duties or services under the employment agreement, which failure, neglect or refusal shall continue for a period of time after written notice has been given to the executive by or on behalf of the Board; and (3) the commission of, conviction of, or nolo contendere or guilty plea in connection with, a felony or a crime of moral turpitude.

Mr. Wild is entitled to any accrued but unpaid base salary and other benefits if his employment agreement is terminated without cause. “Cause” under Mr. Wild’s employment agreement generally means: (1) dishonesty, illegal conduct, or gross misconduct; (2) any commission of embezzlement, misappropriation, or fraud; (3) the conviction of, plea of guilty, or nolo contendere to a felony or crime of moral turpitude; (4) willful and material failure to perform duties; (5) willful unauthorized disclosure of the Company’s confidential information; (6) the material breach of the employment agreement; and (7) the material failure to comply with the Company’s written policies or rules.

Effective May 16, 2025, in connection with the Transaction Agreement, the Company and Terence Wise, who served as the Chief Executive Officer of the Company, the Chairman of the Board, and a director, entered into a Separation Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Wise resigned from all of his positions with the Company, including his positions as Chief Executive Officer, Chairman of the Board, and director. As consideration for Mr. Wise’s execution and compliance with the Separation Agreement, including his waiver and release of claims and other post-termination obligations, the Company entered into the Transaction Agreement.

Post-Fiscal Year 2024 Compensation Arrangement Changes

Effective May 16, 2025, Mr. Michael Pruitt was appointed as the Company’s Interim Chief Executive Officer. Under his interim employment arrangement, Mr. Pruitt receives an annual base salary of $200,000. Effective June 1, 2025, Ms. Weisberg’s annual base salary was increased to $275,000.

Retirement Plans

The Company has a 401(k) plan and provides an employer matching contribution, for all of its employees, including Named Executive Officers. The Company does not offer any nonqualified pension plans, supplemental executive retirement plans, or other plans that provide for the payment of retirement benefits.

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Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of September 30, 2024:

Outstanding Equity Awards At Fiscal Year-End 2024

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)
Terence Wise	18,040	–	–	14.00	9/14/2025	–	–	–	–

Robert Wild	1,364	–	–	15.60	1/1/2027	–	–	–	–
	1,380	–	–	14.70	7/1/2027	–	–	–	–

Paul Severino	–	–	–	–	–	–	–	–	–

Tom KraMer	–	–	–	–	–	–	–	–	–

Kathleen Weisberg	–	–	–	–	–	–	–	–	–

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Based on our assessment, we have determined that our compensation program for employees: (i) is designed to discourage excessive risk-taking by our employees; and (ii) does not create risks that are reasonably likely to have a material adverse effect on the Company. Our compensation has the following risk-limiting characteristics:

•	Our base pay programs consist of competitive salary rates that provide a reliable level of income on a regular basis, which helps align executive incentives with appropriate risk management;

•	Awards are not tied to formulas that could focus executives on specific short-term outcomes;

•	Equity awards, when issued, may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of wrongdoing by the recipient; and

•	Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Additionally, our Board has adopted a clawback policy in accordance with the rules of the Nasdaq Stock Exchange and SEC Rule 10D-1. This policy requires the recoupment of any “excess” incentive compensation (as defined in the applicable rules) earned by current and former executive officers during the three-year period preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, regardless of whether individual fault is established.

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Equity Compensation Plan Information

The following table reflects the number of securities authorized for issuance under our equity compensation plans, including the number of securities to be issued upon exercise of outstanding awards and the weighted average exercise price for such awards, as of September 30, 2024.

Name of Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, warrants and rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2021 Equity Incentive Plan	48,192	$11.47	80,908
2011 Long Term Incentive Plan	33,241	$13.15	–
Equity compensation plans not approved by security holders	–	–	–
Total	81,433		80,908

No more securities are being issued under the 2011 Long Term Incentive Plan.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company maintains practices regarding the timing of equity-based compensation grants to executive officers, though it does not have a formal written policy governing such grants. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

During fiscal 2024, there were no equity grants made to the Company executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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Pay-versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs.

Year (a)	Summary Compensation Table Total for PEO (b)(1)($)	Compensation Actually Paid to PEO (c)(2)($)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (d)(3)($)	Average Compensation Actually Paid to non-PEO Named Executive Officers (e)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f)(4)($)	Net Income (g)(5)($)

2024	252,750	252,750	290,663	290,543	15	(1,950,587)
2023	337,000	337,000	304,945	302,996	32	(3,716,651)
2022	330,750	330,750	286,498	285,882	56	(1,378,251)

______________

(1)	Represents the amounts reported for Mr. Wise (the “PEO”) in the “Total” column of the “Summary Compensation Table” in each applicable year.

(2)	SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. For purposes of the equity award adjustments shown below, no equity awards were cancelled as a result of a failure to meet vesting conditions. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). The following table details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in each applicable year that were made to determine “compensation actually paid” (all amounts are averages for the NEOs other than the PEO):

Relationship Between Compensation Actually Paid and our Total Shareholder Return

Our stock price performance is not one of the elements used in determining Compensation Actually Paid to our Named Executive Officers. However, the amount of Compensation Actually Paid to our Named Executive Officers aligns with the Company’s Total Shareholder Return (TSR) due to the fact that a portion of the compensation paid to our Named Executive Officers is comprised of equity awards. In 2024, 2023, and 2022, the amount of Compensation Actually Paid to our Named Executive Officers was less than the Summary Compensation Table total for the Named Executive Officers due to the decline in fair value of equity awards due in part to the declining stock price and TSR.

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Relationship Between Compensation Actually Paid and our Net Income (Loss)

GAAP net income (loss) is a measure of our overall profitability that we believe is a factor that can drive our stock price performance. However, Compensation Actually Paid is less sensitive to our annual GAAP income (loss) because management and our Board does not believe that our GAAP income (loss) is the only meaningful measure in allowing investors to evaluate management’s performance, primarily due to: (i) losses incurred by our now discontinued retail segment which the Board believes was as a result of supply chain issues and the pandemic which were outside of the control of our NEOs and (ii) the need to retain key executives with the skills to provide the leadership the Company needs to succeed.

Year	Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
2024	PEO	252,750	0	0	0	0	0	0	252,750
	Other NEOs	290,663	0	0	0	0	(120)	0	290,543
2023	PEO	337,000	0	0	0	0	0	0	337,000
	Other NEOs	304,945	0	0	(1,210)	0	(739)	0	302,996
2022	PEO	330,750	0	0	0	0	0	0	330,750
	Other NEOs	286,498	(5,000)	2,717	0	1,667	0	0	285,882

________________

(3)	Represents the average of the amounts reported for the named executive officers (“NEOs”) as a group (excluding the PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for 2024 are Kathleen Weisberg, Robert Wild, Paul Severino, and Tom KraMer. The names of each of the NEOs included for these purposes for 2023 and 2022 are Anthony Camarda, Robert Wild, Paul Severino and Tom KraMer.
(4)	Represents the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s common stock at September 30, 2022 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.
(5)	Represents the amount of net loss reflected in the Company’s audited financial statements for the applicable fiscal year reflected in the table.

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PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025

General

Our Board has appointed CBIZ CPAs P.C. (“CBIZ”) to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2025. CBIZ has been Forward’s independent registered public accounting firm since March 2025. While the selection of Forward’s independent registered public accounting firm is not legally required to be submitted to shareholders for ratification under applicable law, Forward is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Forward and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of CBIZ is expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions. Representatives of CohnReznick LLP (“CR”), our former independent registered public accounting firm for the year ended September 30, 2024, have not been invited to and will not be present at the annual meeting.

Change in Independent Registered Public Accounting Firm

On March 28, 2025, the Audit Committee dismissed CohnReznick LLP (“CR”) as the Company’s independent registered public accounting firm.

The reports of CR on the Company’s financial statements for the fiscal years ended September 30, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report on the Company’s financial statements for the fiscal year ended September 30, 2024 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern, which contemplated, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business. During the fiscal years ended September 30, 2024 and 2023 and the subsequent interim period through March 28, 2025, the effective date of CR’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CR would have caused CR to make reference thereto in its reports on the financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of our independent registered public accounting firm proposal.

Audit Committee

The Audit Committee, which as of the date of this proxy statement consists of Sangita Shah, Sharon Hrynkow, and Keith Johnson, reviews Forward’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

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The Audit Committee met and held discussions with management and CR. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), and the Audit Committee reviewed and discussed the financial statements with management and CR. The Audit Committee reviewed with CohnReznick LLP its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the “PCAOB.”

Audit Committee Report

The Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	met privately with CR, our independent registered public accounting firm for the fiscal year ended September 30, 2024 and discussed matters required by the PCAOB;

•	received the written disclosures and the letter from CR, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with CR its independence from us; and

•	in reliance on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC.

This report is submitted by the Audit Committee:

Sangita Shah

Sharon Hrynkow

Keith Johnson

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Forward files with the SEC.

It is not the duty of the Audit Committee to determine that Forward’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Forward’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with US GAAP; and (2) the report of Forward’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

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Fees incurred by Forward for the Services Provided by CR

The following table sets forth the aggregate fees for audit and other services provided by CR for the fiscal years ended September 30, 2024 and 2023:

	2024 ($)	2023 ($)
Audit Fees (1)	308,175	259,350
Audit Related Fees	–	–
Tax Fees (2)	60,790	21,203
All Other Fees	–	–
Total	368,965	280,553

———————

(1)	Audit fees – these fees relate to the annual audits and quarterly reviews of our financial statements as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Tax fees – preparation of federal, state and local income tax filings for the Company and its subsidiaries.

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PROPOSAL 3. REINCORPORATION

Overview of the Proposed Reincorporation

The Board is recommending that shareholders approve reincorporating the Company from New York to Nevada (the “Nevada Reincorporation”). The Board believes it is appropriate and in the best interests of the Company and its shareholders to reincorporate in Nevada to position the Company for better corporate governance and more modern, flexible corporate laws, as detailed below.

The Nevada Reincorporation will be implemented through the merger of the Company with and into a wholly owned subsidiary corporation incorporated in the State of Nevada (the “Merger”). Our name following the Nevada Reincorporation will be Forward Industries, Inc. We will file the appropriate Merger documents with the Department of State of New York and Secretary of State of Nevada.

For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the government of New York is sometimes referred to as “Forward New York.”

The Board considered several factors in reaching this decision to approve the Nevada Reincorporation, such as corporate governance and our ability to raise additional financing. Our Board was advised of certain differences between New York and Nevada state corporate laws, and other advantages and disadvantages of the Nevada Reincorporation.

The Board believes that the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision-making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to shareholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions, and divestitures. The Company believes that it would be advantageous to complete the Nevada Reincorporation as soon as possible.

The Board believes that it is important for the Company to be able to draw upon the established statutory scheme of Nevada law in making legal and business decisions while helping to preserve the shareholder rights that our shareholders are accustomed to, in the interest of maximizing long-term shareholder value. Our Board believes that Nevada offers more protection to corporate officers and favorable indemnification provisions which may help the Company attract qualified officers and directors and potentially lower any future litigation costs. After careful consideration, the Board believes that it is in the best interests of the Company and its shareholders to complete the Nevada Reincorporation.

In order to reincorporate in Nevada, we recently formed a Nevada subsidiary and will merge the Company into it with the subsidiary being the surviving corporation.

Shareholders are urged to read this Information Statement carefully, including all of the related appendices attached to this Proxy Statement. The following discussion summarizes material provisions of the Nevada Reincorporation and is subject to and qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Annex A (the “Merger Agreement”), the Nevada Articles of Incorporation in substantially the form attached hereto as Annex B; and the Nevada Bylaws in substantially the form attached hereto as Annex C. Prior to the consummation of the Nevada Reincorporation, the Company will file with the Secretary of State of the State of Nevada: (i) the Nevada Articles of Incorporation, and (ii) the Nevada Certificate of Designation, Preference and Rights (the “Certificate of Designation”) of the Series A-1 Convertible Preferred Stock (the “Series A-1”) and Series B Convertible Preferred Stock (the “Series B”), respectively. The Certificate of Designations for the Series A-1 and Series B are substantially similar to the Certificate of Designations with respect to the Series A-1 and Series B other than changes to conform the comparable provisions under New York law to the applicable provisions under Nevada law. Copies of our current New York Certificate of Incorporation (“New York Certificate”), current New York Certificate of Designation for Series A-1 and Series B and current bylaws (“New York Bylaws”) have been filed with the SEC as exhibits to our Annual Report on Form 10-K filed with the SEC on December 27, 2024. Copies will be sent to shareholders free of charge upon written request to:

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, NY 11788

Attention: Investor Relations

Phone Number: 631-547-3055

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Structure of the Nevada Reincorporation

To accomplish the Nevada Reincorporation, we recently incorporated a subsidiary as a Nevada corporation under Nevada law. We refer to this new subsidiary that will be named Forward Industries, Inc. as Forward Nevada in this Proxy Statement. Forward New York will then merge with and into Forward Nevada under the terms of an Agreement and Plan of Merger between Forward New York and Forward Nevada, which we refer to as the “Merger Agreement.” Forward Nevada will be the survivor in the Merger, and upon effectiveness of the Merger, each outstanding share of Forward New York common stock will automatically convert to one share Forward Nevada common stock without any action required by shareholders. The Series A-1 and Series B will also convert to Forward Nevada Series A-1 and Series B on a one-for-one basis.

The proposed Merger Agreement is included as Annex A. Forms of the Forward Nevada’s Articles of Incorporation and Nevada Bylaws are included as Annex B and Annex C of this Proxy Statement. Please read these documents in full rather than relying on any summary or description of their terms.

Impact on Our Business

Forward Nevada will carry on our business as before, with all of the same directors, officers, employees and properties. We will not move any employees or operations to Nevada. In general, the Nevada Reincorporation itself is not expected to change our business, management, fiscal year, assets or liabilities, or location of our facilities, which we expect will be the same immediately after the Nevada Reincorporation is completed as immediately before it is completed.

Other Aspects of the Nevada Reincorporation

In connection with the Nevada Reincorporation proposal, the Merger has three key components:

•	the Nevada Articles of Incorporation, Series A-1 Certificate of Designation, Series B Certificate of Designation and the Nevada Bylaws;

•	the Merger Agreement between Forward New York and Forward Nevada; and

•	Forward Nevada’s assumption of the Company’s benefit plans and equity incentive plans under which grants of equity securities including restricted stock units, rights, and options may be made.

No Tax or Accounting Effects

Forward Nevada will inherit Forward New York’s tax and financial history and attributes. While the Nevada Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, shareholders should note that there can be no assurance that the Internal Revenue Service will agree with this tax treatment. However, shareholders should consult their own tax advisors regarding their specific tax circumstances, as this Proxy Statement does not constitute tax advice.

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Effect on our Outstanding Stock

You will receive one share of common stock of Forward Nevada in exchange for each existing share of common stock and holders of Series A-1 and Series B will receive one share of Series A-1 and Series B of Forward Nevada in exchange for each existing share of Series A-1 and Series B, respectively. However, you need not exchange your certificate(s) at any particular time. The Company will record the change in its records and will notify shareholders if and when certificate exchanges are required. Until such time, existing certificates will be deemed to represent an equivalent number of shares in Forward Nevada. Under Nevada and New York law, shareholders do not have dissenters’ or appraisal rights, or the right to receive cash instead of stock, in connection with this reincorporation.

The trading symbol for our common stock will remain “FORD.” Our common stock will continue to be listed on the Nasdaq Capital Market. We expect no interruption in trading.

We cannot predict whether the stock price for our common stock will increase, remain the same, or decrease if and when the Nevada Reincorporation is completed. We do not expect the reincorporation to have any direct effect on the market price of our stock.

The Reasons for Reincorporating in Nevada

The Board considered many factors in deciding to approve and recommend the Nevada Reincorporation. The principal reasons were:

•	Nevada has a modern and flexible corporation law.

•	Nevada’s legislature is responsive to business needs, and we believe it is actively seeking to increase the number of Nevada corporations by making its corporate law attractive.

•	Nevada’s Eighth Judicial District, which is the largest judicial district in the state, has a designated business court devoted exclusively to corporate law issues to help institute case management plans minimizing the interruption of business operations.

•	Many large corporations are incorporated in Nevada in comparison to other states (other than Delaware).

•	Nevada law on elimination of director and officer liability and indemnification, with certain limited exceptions, of corporate agents provides more assurance for persons acting in these roles than does the law of other states. As a result, qualified persons may be more willing to serve in those roles for a Nevada corporation than for a corporation incorporated in New York or another state.

We believe that the factors listed above will improve the Board’s ability to manage the Company for the benefit of all shareholders.

Impacts on Rights of Shareholders

As a New York corporation, the rights of shareholders and the duties of the Board are governed by the New York Business Corporation Law (the “NYBCL”), our New York Certificate, and our New York Bylaws. After the Nevada Reincorporation, the rights of shareholders and the duties of the Board will instead be governed by the Nevada Revised Statutes (“NRS”) the Nevada Articles of Incorporation, and the Nevada Bylaws. New York corporate law and Nevada corporate law are similar in many respects with respect to the rights of shareholders but have some differences (see below). In addition, the proposed Nevada Articles of Incorporation and Bylaws of Forward Nevada vary in certain respects from the existing New York Certificate and New York Bylaws of Forward New York. See the questions and answers below for a discussion of some of the differences. The changes in your rights are described in more detail in the sections below entitled “Significant Differences Between the Charters and Bylaws of Forward New York and Forward Nevada and Between the Corporation Laws of New York and Nevada.”

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Opt Out of Nevada Revised Statutes Sections 78.411 to 78.444

Section 78.438 of the NRS restricts certain “business combinations” with certain “interested shareholders” for two years following the date that a person becomes an interested shareholder, unless the Board approved the combination before the person first became an interested shareholder or the Board and a vote of at least 60% of the remaining shareholders approve the business combination at an annual or special meeting. Further, even after the expiration of the two years, under Section 78.439 of the NRS, Nevada corporations are prohibited from engaging in a business combination with interested shareholders unless (i) the combination was approved by the Board before the person became an interested shareholder; (ii) the combination is approved by a majority of the disinterested shareholders; or (iii) the combination otherwise meets the requirements specified in Sections 78.411 to 78.444 of the NRS.

For purposes of Section 78.438 of the NRS, an interested shareholder is any person who is (i) the direct or indirect beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within two years immediately before the date in question was the direct or indirect beneficial owner of 10% or more of the voting power of the then outstanding shares of the corporation. A Nevada corporation may elect not to be governed by this law.

In the Nevada Reincorporation, Forward Nevada would elect to opt out of Sections 78.411 to 78.444 of the NRS, which means these anti-takeover protections would not apply to the Company after the Nevada Reincorporation. This could make it easier for third parties to acquire control of the Company without Board approval.

How Does the Proposed Nevada Articles of Incorporation of the Forward Nevada Differ from and How Is It Similar to the Existing New York Certificate?

Under the NYBCL and the New York Bylaws, holders of our common stock have the right to plurality voting in the election of directors. The proposed Nevada Articles of Incorporation also authorizes holders of Forward Nevada to use plurality voting in the election of directors.

Other differences between the existing and proposed charters and bylaws are described below in the section titled “Significant Differences Between the Charters and Bylaws of Forward New York and Forward Nevada and Between the Corporate Laws of New York and Nevada.”

How Is Nevada Corporate Law Different From and Similar to New York Corporate Law?

Generally, Nevada law places more authority in the hands of the directors and provides directors greater protection from liability, except where there is a breach of fiduciary duty involving intentional misconduct, fraud, or knowing violation of law, as specified in NRS section 78.138. This increased protection may limit shareholders’ ability to bring claims against directors compared to New York law. Some of the specific differences are:

•	Both New York and Nevada law provide that shareholders only have the right to cumulate votes in the election of directors if specifically authorized by the corporation’s articles/certificate of incorporation.

•	Both New York and Nevada law have similar provisions in allowing a corporation to eliminate directors’ personal liability for actions they take in their role as directors and officers. New York law does not contain any statutory allowance to eliminate an officer’s personal liability for actions they take in their role as an officer, but Nevada law, in contrast, does.

•	Both New York and Nevada law allow a corporation to indemnify its directors, officers, and other corporate agents if they are sued or incur liability in the course of performing their duties for the corporation. To “indemnify” means to reimburse for personal liability and personal expenses, or to advance funds for expenses as incurred.

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•	New York law permits shareholders to inspect the corporation’s shareholder list and corporation’s books and records upon showing a proper purpose and complying with statutory requirements. Inspection rights under Nevada law are narrower, as only a shareholder who has been a shareholder for at least six months immediately preceding the inspection demand or a shareholder owning at least 5% of the outstanding shares may inspect the corporation’s shareholder list and only a shareholder owning at least 15% of the outstanding shares may inspect the corporation’s books of account and financial statements for appropriate purposes under certain circumstances. Inspection rights under New York law are broader: any shareholder can inspect the list for any proper purpose upon five days’ written demand.

•	Both New York and Nevada require a majority of votes cast in favor of an action taken at a shareholder meeting to approve the action. Both New York and Nevada law require approval by a majority of the voting power to approve a merger or consolidation. The Nasdaq Listing Rules, which would apply to us since our common stock is listed on the Nasdaq Capital Market, would require shareholder approval if shares of common stock are issued in a change of control transaction.

•	Under New York law, any director or the entire board of directors may be removed for cause by the majority vote of the shareholders, unless the certificate of incorporation provides for a classified board or cumulative voting. Under New York law, for the shareholders to remove any or all directors without cause, the certificate of incorporation or bylaws must provide for such right. In contrast, Nevada law provides that, unless the articles of incorporation provide otherwise, at least two-thirds of the voting power of a corporation’s issued and outstanding stock is needed to remove any one or all of the directors, with or without cause.

•	Both New York and Nevada law allow shareholders to act by written consent provided that the holders of outstanding stock having the majority of voting power at a meeting consent to the action in writing in lieu of a meeting, except New York law requires the corporation to give prompt notice of the action to shareholders that did not give written consent. Nevada has no such notice requirement, although the Exchange Act overrides state law.

•	New York law provides that a corporation may declare and pay dividends only out of surplus, or if no surplus exists, out of net profits for the fiscal year the dividend is declared in or the preceding year provided that the corporation’s capital after the dividend payment is not less than the total capital amount represented by the issued and outstanding classes having a preference upon the distribution of assets, unless the certificate of incorporation further restricts. In contrast, Nevada law may make distributions, including dividends, to its shareholders provided that the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the total of its liabilities plus any amount needed if the corporation were to be dissolved to satisfy the preferential rights of shareholders.

Further Discussion of the Reasons for Reincorporating in Nevada

The Board recommends the Nevada Reincorporation for several reasons. Generally, we believe that the Nevada Reincorporation will improve our ability to manage the Company for the benefit of shareholders. Further, Nevada has no state corporate income tax and no taxes on corporate shares.

Favorability of Nevada Law. Nevada has a modern statutory corporation law, has codified management-friendly standards of care for actions taken in response to takeover attempts, maintains limited liability protection for a corporation’s directors and officers, and has no state corporate income tax. These factors all provide the Board and management with greater certainty in discharging their duties and maintaining the success of the corporation as a whole.

Flexibility of Nevada Law. For many years, Nevada has followed a policy of encouraging corporations to incorporate in that state. It has done so by adopting and administering comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Historically, Nevada’s legislature has acted quickly and effectively to meet changing business needs. Further, Nevada’s largest judicial district has a dedicated business court for commercial litigation to help streamline commercial litigation.

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Nevada as a Corporate Domicile. Among public companies, Nevada is one of the most common states of incorporation. Many companies have reincorporated in Nevada as we propose to do. Nevada has a modern and well-developed corporate law with management-friendly provisions.

Increased Ability to Attract and Retain Qualified Directors. The Board believes that a Nevada corporation has certain advantages in attracting qualified candidates to act as directors and officers.

Both New York and Nevada law permit a corporation to adopt charter provisions that reduce or limit the monetary liability of directors for breaches of their fiduciary duty in certain circumstances (except for breaches of the duty of loyalty, acts in bad faith, or transactions involving improper personal benefits) and provide for indemnification of directors and officers. The frequency of claims and litigation directed against directors and officers may discourage qualified persons from taking on these positions. The Company believes that, in general, Nevada law provides (i) greater protection to officers than New York law and (ii) broad indemnification for directors and officers.

With clearer corporation laws, directors and officers should be able to carry out their duties with more assurance that they are acting properly. A more developed and clearer corporation law should reduce the risk of liability and claims. Potential directors and officers can accept roles with the Company with less concern for their own financial risk.

To date, no persons invited to become a director or officer of the Company have declined because it was a New York corporation.

Anti-Takeover Provisions and Possible Effect on Takeover Offers

The Nevada laws and proposed Nevada Articles of Incorporation contain provisions that may deter unsolicited acquisition proposals by making it more difficult to acquire control of the Company without Board cooperation. The Board believes these provisions are in the shareholders’ best interests. However, they may also discourage a third party from proposing a transaction you would approve if given the opportunity to vote on it.

Existing Defensive Measures

In the discharge of its fiduciary obligations to our shareholders, the Board may consider in the future certain defensive strategies designed to enhance our ability to negotiate with an unsolicited bidder. We do not currently have in place any defensive measures such as a rights plan other than under normal New York law.

Proposed Defense Measures in the Nevada Articles of Incorporation and Nevada Bylaws

Like many other states, Nevada permits a corporation to adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the Nevada Reincorporation to prevent an unsolicited takeover attempt and are not aware of any present effort by any person to acquire control of the company, obtain representation on the Board or take any action that would materially affect the governance of the company.

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Our proposed Nevada Articles of Incorporation and Nevada Bylaws contain provisions which could operate to delay, defer, or prevent a change of control of the Company or an extraordinary corporate transaction such as a merger, reorganization, tender offer or sale of all or substantially all of our assets. These provisions and certain provisions of the proposed Nevada Articles of Incorporation and proposed Nevada Bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. Specifically, the following provisions may have anti-takeover effects:

•	The Nevada Bylaws will require that stockholders seeking to nominate a person to the board of directors at an annual meeting must deliver detailed notice to the Company no earlier than the 120th calendar day, and no later than the 90th calendar day, prior to the anniversary date of the immediately preceding annual meeting. If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, such notice must be received no later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made.

•	The NRS and the Nevada Bylaws will require the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock of the Company entitled to vote in order to remove an incumbent director; and

•

Our Nevada Articles of Incorporation will authorize “blank check” preferred stock with such rights, preferences, and privileges, including voting rights, as the Board may determine in compliance with Nevada law. Such preferred stock could be issued to affiliates or other persons whose interests align with incumbent management, subject to the Board’s fiduciary duties and applicable securities laws.

These provisions, together with provisions of the NRS, could have the effect of delaying, deferring or preventing an attempted takeover or change of control of the Company, or making such an attempt more difficult. Additionally, in most jurisdictions it remains unclear how a court would interpret and whether it would enforce some of these provisions, resulting in added uncertainty. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder, and that there is uncertainty as to whether a state or federal court would enforce these charter provisions.

We believe that unsolicited takeover attempts may be unfair or disadvantageous to us and our shareholders because, among other reasons:

•	an uninvited acquirer may time its takeover bid to take advantage of temporarily depressed stock prices;

•	an uninvited acquirer may design its bid to preclude or minimize the possibility of more favorable competing bids or alternative transactions;

•	an uninvited acquirer may acquire only a controlling interest in the corporation’s stock, without affording all shareholders the opportunity to receive the same economic benefits; and

•	a non-negotiated acquisition of a controlling interest may put us in default under certain contractual arrangements that prohibit a “change of control” without the prior written consent of the other contracting party.

Defensive measures encourage a potential bidder to negotiate with the Board. Despite our belief in its benefits to shareholders, the Nevada Reincorporation may be disadvantageous to our existing shareholders. For example, we might not approve of a takeover attempt that a majority of shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium over the then current market value for their shares. The Nevada Reincorporation could discourage such an offer. As a result, an existing shareholder might wish to participate in an unsolicited tender offer but not have an opportunity to do so. In addition, to the extent that provisions of Nevada law enable us to resist a takeover or a change in control, certain features of the Nevada Reincorporation will make it more difficult for shareholders to change the existing Board and management.

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Certain Significant Differences and Similarities between the Corporation Laws of New York and Nevada

Shareholder Derivative Suits

A derivative suit is a legal action brought by one or more shareholders or shareholders in the name of, and for the benefit of, the corporation, after the corporation has failed to pursue the claim. Both Nevada and New York law provide that a shareholder bringing a derivative action must have been a shareholder at the time the claim arose, or must have later acquired the stock by operation of law.

Effectiveness of Nevada Reincorporation

We anticipate that we will cause the Nevada Reincorporation to become effective as soon as reasonably practicable upon the approval of our shareholders, subject to the completion of certain legal formalities, including obtaining certain consents and approvals by third parties with respect to certain contracts to which we are a party and providing certain notices to regulatory authorities. The Merger Agreement provides that it may be terminated and the Nevada Reincorporation may be abandoned at any time prior to completion by the Board of either the Company or Forward Nevada or both, notwithstanding any obtained shareholder approvals of the principal terms of the Merger Agreement or its adoption by Forward Nevada’s sole shareholder. Therefore, the Board could determine whether to delay or not to proceed with the Nevada Reincorporation. Furthermore, the Merger Agreement may be amended at any time prior to the date the Nevada Reincorporation is completed, either before or after the shareholders have voted to adopt this proposal, subject to applicable law.

Significant Differences and Similarities Between the Charters and Bylaws of Forward New York and Forward Nevada and Between the Corporate Laws of New York and Nevada

The following summarizes a comparison of certain key provisions between the New York Certificate and New York Bylaws and proposed Nevada Articles of Incorporation and Nevada Bylaws, as well as certain provisions of New York and Nevada corporate laws. The comparison highlights important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the respective General Corporation Laws of the States of New York and Nevada. Shareholders are encouraged to read the Nevada Articles of Incorporation, the Nevada Bylaws, the New York Certificate and the New York Bylaws in their entirety. The proposed Nevada Articles of Incorporation and Nevada Bylaws are attached to this Proxy Statement. Our current New York Certificate, and our New York Bylaws, are filed publicly as exhibits to our periodic reports with the SEC.

Provision	Current New York Provision	Proposed Change for Reincorporation
Authorized Shares	44,000,000 of authorized capital, 40,000,000 shares of which are designated common stock, $0.01 par value per share and 4,000,000 shares of “blank check” preferred stock, par value $0.01 per share.	No change.

Annual Election of Directors	Under New York law, the directors are elected at a shareholder meeting at which a quorum is present. The New York Bylaws provide for the annual election of all directors.	No change. The NRS provides directors must be elected at the annual meeting of the shareholders. The Nevada Bylaws provide for the annual election of all directors.

Number of Directors

Under New York law, a corporation’s board of directors must consist of one or more individuals, with the number fixed by or in the manner provided in the bylaws, action of shareholders, or by the board under the specific provisions of the bylaws adopted by the shareholders.

The New York Bylaws provide that the Company shall have between three and seven directors.

The NRS provides that a corporation must have at least one director and may provide in its articles of incorporation or bylaws for a fixed or variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be shareholders.

The Nevada Bylaws provide that the Board will consist of not less than one member, the number to be determined by resolution of the Board.

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Vote Required to Elect Directors

Under New York law, unless the certificate of incorporation or bylaws provide otherwise, the directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a shareholders meeting at which a quorum is present.

The New York Bylaws provided for plurality voting.

No change. The NRS provides that, unless the articles of incorporation or bylaws require more than a plurality of the votes cast, directors must be elected at the annual meeting of the shareholders by a plurality of the votes cast at the election.

The Nevada Articles of Incorporation and Nevada Bylaws do not contain provisions requiring more than a plurality of the votes cast for the election of directors.

Cumulative Voting	New York law provides that a corporation’s certificate of incorporation may provide for cumulative voting. The New York Bylaws do not provide for cumulative voting.	The NRS provides that a corporation’s articles of incorporation may provide for cumulative voting. No change. The Nevada Articles of Incorporation do not provide for cumulative voting.

Removal of Directors

Under New York law, any director, or the entire board, may be removed, with cause, with the approval of a majority of the outstanding shares entitled to vote at an election of directors, unless the certificate of incorporation provides for a classified board or if the corporation has cumulative voting. The certificate of incorporation or bylaws may provide that any or all of the directors may be removed without cause by vote of the shareholders.

The New York Bylaws permit directors to be removed at any time with or without cause at a special meeting of shareholders called expressly for that purpose, or for cause by the affirmative vote of two thirds of the directors then in office without counting the vote of the interested director.

Under NRS 78.335, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding voting stock. Nevada law does not distinguish between removal of directors with or without cause.

The Nevada Bylaws conform to Nevada law, permitting a director to be removed by shareholders, with our without cause, by the affirmative vote of two-thirds of the voting power of outstanding shares of the outstanding capital stock.

Filling a Vacancy on the Board

New York law provides that vacancies on the board resulting from an increase in the number of directors or other vacancies for any reason except the removal of directors without cause may be filled by vote of the board, unless the certificate provides otherwise. Vacancies created by reason of the removal of directors without cause shall be filled by the shareholders, unless the certificate of bylaws provide otherwise. However, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or, if no such director is in office, by the board or shareholders, as the case may be.

The New York Bylaws provide that any vacancy occurring in the Board may be filled by the affirmative vote of the majority of the remaining directors and such term will only be until the next election of directors by the shareholders.

Nevada law provides that all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation or bylaws, directors chosen to fill any other vacancies will hold office until a successor is elected and qualified, or until the director resigns or is removed.

The Nevada Bylaws provide that any vacancy on the Board, including a newly-created directorship, may be filled by a majority vote of the remaining directors. Any director so chosen shall hold office for the unexpired portion of the term of the class of directors in which the new directorship was created or the vacancy occurred and until his or her successor shall have been elected and shall have been elected and qualified or until any such director’s earlier death, resignation or removal.

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Advance Notice of Shareholder Proposals and Director Nominations

New York does not have any laws relating to the advance notice of shareholder proposals and director nominations.

However, the New York Bylaws provide that if a shareholder wishes to nominate a director for election or submit other matters to be considered at an annual meeting, the shareholder must deliver written notice with certain information contained therein no later than the close of business on the 120th day and no earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting.

Nevada does not have any laws relating to the advance notice of shareholder proposals and director nominations.

However, the Nevada Bylaws provide that if a shareholder wishes to nominate a director for election, the shareholder must deliver written notice with certain information contained therein no earlier than 120 days and no later than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received no later 10 calendar days following the day on which public announcement of the date of the annual meeting is first made.

Ability of Shareholders to Call Special Meetings

Under New York law, a special meeting of shareholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The New York Bylaws provide that special meetings of the shareholders can be called at any time by (i) the President; (ii) the Chairman of the Board; (iii) the majority vote of the Board; or (iv) Qualified Shareholders holding at least 30% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call annual or special meetings of the shareholders.

Under the Nevada Bylaws, special meetings of the shareholders, for any purpose, may be called only by the (i) Board, (ii) the Chief Executive Officer, or (iii) the Chairman of the Board. For business to be properly brought before a special meeting of shareholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to the Nevada Bylaws may provide the information required for notice of a shareholder proposal simultaneously with the written request for the meeting submitted to the Secretary or within ten calendar days after delivery of the written request for the meeting to the Secretary.

Quorum for Shareholder Meeting

Under New York law, the holders of a majority of the votes of shares entitled to vote thereat shall constitute a quorum at a meeting of shareholders for the transaction of any business, provided that when a specified item of business is required to be voted on by a particular class or series of shares, voting as a class, the holders of a majority of the votes of shares of such class or series shall constitute a quorum for the transaction of such specified item of business.

The New York Bylaws provide that the holders of a majority of shares entitled to vote then issued and outstanding, present in person or represented by proxy, shall constitute a quorum.

Nevada law provides that a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on any matter, constitutes a quorum for the transaction of business unless the Articles of Incorporation or the Company’s bylaws provide different proportions.

Under the Nevada Bylaws, the holders of 33.3% of voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person, present by means of remote communication, or represented by proxy, shall constitute a quorum.

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Shareholder Action by Written Consent

New York law provides that, if the certificate of incorporation permits, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting on written consent if the holders of outstanding shares having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting. Additionally, the NYBCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders that did not consent in writing. If the certificate of incorporation does not permit the foregoing, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting on written consent if signed by the holders of all outstanding shares entitled to vote thereon.

The New York Certificate does not permit shareholders to take action by written consent by less than all of the holders.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having the majority of voting power that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Nevada Bylaws provide that any action required or permitted by Nevada law to be taken at a meeting of shareholders may be taken without a meeting if, before or after the action, a written consent to the action is signed by shareholders holding a majority of the voting power of the Company or, if different, the proportion of voting power required to take the action at a meeting of shareholders.

Dividends, Repurchases and Redemption

New York law provides that, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of net assets over stated capital), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

The New York Bylaws provide that the Board may fix a record date for the payment of dividends or distributions.

Nevada law provides that a corporation may make distributions to its shareholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution.

The Nevada Bylaws provide that, subject to the provisions of Nevada law and the Articles of Incorporation, the Board may authorize, and the Company may make distributions to its shareholders in cash, property (other than shares of the Company), or a dividend of shares of the Company.

Amendment of Bylaws

Under New York law, initial bylaws shall be adopted by the corporation’s incorporators at the organization meeting. Thereafter, bylaws may be amended, adopted, or repealed by a majority of the votes cast of shareholders entitled to vote in the election of directors. If the certificate of incorporation or bylaws adopted by shareholders so provide, the bylaws may be adopted, amended, or repealed by the board of directors.

The New York Certificate of Incorporation is silent as to the power to amend the Company’s bylaws. However, the New York Bylaws provide that the bylaws may be repealed or amended, and new bylaws may be adopted, by the shareholders or the Board.

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the shareholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the shareholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

The Nevada Articles of Incorporation grant the Board the power to amend the Company’s bylaws. The Nevada Bylaws provide that the Board shall have the exclusive power to amend or repeal the Company’s bylaws, or to adopt new bylaws.

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Restrictions on Transactions with Interested Shareholders

New York law generally prohibits interested shareholders from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.

Under the NYBCL, an “interested shareholder” is generally a beneficial owner of at least 20% of the corporation’s outstanding voting stock. “Business combinations” include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

After a five-year period, NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory “fair price” requirements are met.

Under Nevada Law, an “interested shareholder” may not engage in a “business combination” such as a merger or consolidation with a corporation for two years after the person first became an interested shareholder unless the combination or the transaction meets all of the requirements of the articles of incorporation and (a) is approved by the board of directors before the person first became an interested shareholder or (b) is approved by the board of directors and the combination is approved at an annual or special meeting of the shareholders of the corporation, and not by written consent, by the affirmative vote of the holders of stock representing at least 60 percent of the outstanding voting power of the corporation not beneficially owned by the interested shareholder or the affiliates or associates of the interested shareholder. A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation.

The Nevada Articles of Incorporation include a provision electing not to be governed by these provisions.

Shareholder Vote Required to Approve Merger or Sale of Company	New York law requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or consolidation of the corporation, except in limited circumstances.	Nevada law requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation, except in limited circumstances.

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Indemnification and Advancement of Expenses

Under New York law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) because that person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against reasonable expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if  (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The New York Bylaws authorize indemnification to the fullest extent permitted by law. Notwithstanding such indemnification, no indemnification is permitted if (i) a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; (ii) there has been a settlement approved by the court and the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement; and (iii) in the event of a proceeding by or in the right of the corporation to procure a judgment in its favor, no indemnification may be made if it is settled or otherwise disposed of or such person shall have been finally adjudged liable to the corporation, unless (and only to the extent that) the court in which the action was brought, or if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person is not liable or acted in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.

Further, a director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the NRS’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Nevada Articles of Incorporation and Nevada Bylaws provide for indemnification to the fullest extent permitted by Nevada law.

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Elimination of Director Personal Liability for Monetary Damages

Under the NYBCL, the corporation’s Certificate of Incorporation can eliminate or limit directors’ personal liability to the corporation or its shareholders for breach of their duty of care. However, a corporation may not limit directors’ liability in certain circumstances, such as those in bad faith, involving intentional misconduct or violating the duty of loyalty.

NYBCL imposes statutory liability upon the directors if they vote or concur in one of the following: (i) declaring a dividend or other distribution contrary to the NYBCL or Certificate of Incorporation; (ii) repurchasing by the corporation of its own shares contrary to the NYBCL or Certificate of Incorporation; (iii) the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors; (iv) making of any loan contrary to section 714 of NYBCL.

The New York Certificate limits the liability of directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide otherwise, neither a director nor an officer of a Nevada corporation will be held personally liable to the corporation, its shareholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law.

The Nevada Articles of Incorporation provide for the limitation of liability of officers and directors to the fullest extent provided by law.

Inspection of Shareholders’ List	Under New York law, any shareholder upon five days’ written demand may inspect the corporation’s shareholder list and other books and records for a proper purpose.	Under Nevada law, a shareholder who has been a shareholder for at least six months, or who owns at least 5% of outstanding shares, upon written demand may inspect the corporation’s shareholder list for a proper purpose.

Approval of Certain Corporate Transactions	Under New York law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm, association, or other entity in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall not be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (1) the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board or committee, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors; or (2) if the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders; or (3) the transaction is fair and reasonable to the corporation at the time it is approved.	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors and the transaction is approved by the board in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of shareholders; (3) the common interest is not known to the interested director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

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Class Voting in Certain Corporate Transactions	New York law does not generally require class voting, except in connection with certain amendments to the corporation’s certificate of incorporation.	Nevada law likewise does not generally require class voting, except in connection with certain amendments to the corporation’s certificate of incorporation.

Appraisal Rights

Under the NYBCL, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including any plan of merger or consolidation to which the corporation is a party, a share exchange, any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval except that the right shall not be available: (i) to a shareholder of the parent corporation in a merger between a parent and a subsidiary corporations; or (ii) to a shareholder of the surviving corporation in a merger authorized by the NYBCL, other than a merger specified above, unless such merger effects one or more of the changes specified in subparagraph 806(b)(6) of NYBCL in the rights of the shares held by such shareholder; or (iii) to a shareholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

The New York Certificate and New York Bylaws do not contain any provisions regarding appraisal rights.

Under Nevada law, a shareholder has the right to dissent from, and to obtain payment of the fair value of his shares in the event of: (1) the consummation of a plan of merger to which the corporation is a party if  (a) approval by the shareholders is required for the merger or the articles of incorporation, regardless of whether the shareholder is entitled to vote on the plan of merger or (b) the corporation is a subsidiary and is merged with its parent; (2) the consummation of a plan of conversion to which the corporation is a party as the corporation whose subject owner’s interests will be converted; (3) the consummation of a plan of exchange to which the corporation is a party as the corporation whose subject owner’s interests will be acquired, if the shareholder’s shares are to be acquired in the plan of exchange; or (4) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

Notwithstanding the paragraph above, unless the articles of incorporation expressly provide otherwise, shareholders have no right of dissent with respect to a plan of merger, conversion or exchange in favor of shareholders of any class or series of shares that: (a) is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act, or (b) is traded in an organized market and held by at least 2,000 shareholders, and has a market value of at least $20 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares. Notwithstanding the foregoing, dissenters’ rights are available to shareholders if the shareholders are required to accept anything other than cash or shares of any class or series of shares of any corporation, or any other proprietary interest of any other entity, in exchange for their shares, provided that the standards set forth in item (a) or (b) in the preceding sentence are satisfied with respect to their shares at the time the corporate action becomes effective.

The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions regarding appraisal rights.

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Dissolution

Under New York law, dissolution must be approved by two-thirds of all outstanding shares entitled to vote thereon, unless the certificate of incorporation requires a different proportion (not less than a majority). Upon such approval, a certificate of dissolution shall be executed and filed with the department of state.

Under Nevada law, after the board of directors approves of the corporation’s dissolution, the directors must recommend the dissolution to the shareholders, who must approve the dissolution. Shareholders may act by written consent to approve of the dissolution. If the dissolution is approved by the directors and shareholders the corporation shall file a notice with the Secretary of State.

Shareholder Derivative Suits	Under New York law, a shareholder may bring a derivative action if the shareholder was a shareholder at the time of the transaction of which they complain or thereafter acquired the shares by operation of law. Additionally, the complaint must set forth with particularity the efforts of the plaintiff to secure the initiation of such action by the board or the reasons for not making such effort.	Under Nevada law, a shareholder may only bring a derivative action if: (1) the shareholder was a shareholder at the time of the transaction of which they complain or thereafter acquired the shares by operation of law; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. Additionally, the shareholder must first make a written demand on the corporation to take suitable action before filing the derivative suit, unless such demand would be futile.

Interest of Our Directors and Executive Officers in the Nevada Reincorporation

Our directors and executive officers may have interests in the Nevada Reincorporation transaction that are different from, or in addition to, the interests of the shareholders generally, which may present actual or potential conflicts of interest. For example, the Nevada Reincorporation provides our officers and directors more clarity and certainty in the reduction of their potential personal liability and strengthens the ability of directors to resist coercive and inadequate takeover bids. The Board has considered these interests, among other matters, in reaching its decision to approve the Nevada Reincorporation and to recommend that our shareholders vote in favor of this proposal.

U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of the Nevada Reincorporation to the Company of U.S. holders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. holders in light of their particular circumstances or to U.S. holders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of the Company’s common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of the Nevada Reincorporation are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of the Nevada Reincorporation may not be the same for all U.S. holders. Shareholders should consult their own tax advisors to understand their individual federal, state, local, and foreign tax consequences.

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Tax Consequences to the Company. The Nevada Reincorporation is intended to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The tax consequences described below assume that the Nevada Reincorporation is properly characterized as a reorganization.

The Company would not recognize any taxable income, gain or loss as a result of the Nevada Reincorporation. In addition, the Company does not expect the Nevada Reincorporation to affect the Company’s ability to utilize the Company’s net operating loss carryforwards.

Tax Consequences to U.S. Holders. U.S. holders generally will not recognize gain or loss as a result of the Nevada Reincorporation. The aggregate tax basis of Forward Nevada common stock received by each U.S. holder will equal the aggregate tax basis of the Forward New York common stock surrendered by such U.S. holder in exchange therefor.

The holding period of the Forward Nevada common stock received by each U.S. holder will include the period during which such U.S. holder held the Forward New York common stock surrendered in exchange therefor.

Recommendation of the Board

The Board recommends a vote “FOR” the Nevada Reincorporation.

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PROPOSAL 4: NASDAQ 20% ISSUANCE PROPOSAL ELOC

Overview

On May 16, 2025, the Company entered into a securities purchase agreement (the “ELOC Agreement”) with C/M Capital Master Fund, LP (the “Purchaser”), establishing an equity line of credit pursuant to which the Company may sell shares of common stock to the Purchaser from time to time in its discretion. Pursuant to the ELOC Agreement, the Company agreed to sell, and the Purchaser agreed to purchase, up to $35 million (the “Available Amount”) of the Company’s common stock, subject to a sale limit of 19.99% of the outstanding shares of the Company’s common stock.

The Company’s common stock is listed on The Nasdaq Capital Market (“Nasdaq”), and, as such, is subject to the applicable rules of Nasdaq, including Nasdaq Listing Rule 5635. Pursuant to the ELOC Agreement, the Company immediately issued 24,929 shares of common stock to the Purchaser. The potential issuance of additional shares of common stock pursuant to the ELOC Agreement may exceed the 20% threshold under the applicable Nasdaq Listing Rules. Nasdaq Listing Rule 5635 requires shareholder approval prior to certain issuances with respect to common stock (or securities convertible into or exercisable for common stock), other than in a public offering, of greater than or equal to 20% of the outstanding common stock or voting power of the issuer prior to the offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules). Under Rule 5635, the “Minimum Price” means a price that is the lower of: (i) the closing price of our common stock immediately preceding the signing of the binding agreement; or (ii) the average closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement. In order for the purchase price in the private placement to comply with the Minimum Price requirement under Nasdaq Listing Rule 5635, we may not issue shares in excess of 20% of the outstanding common stock prior to the date of the ELOC Agreement at an average price less than $7.10 until shareholder approval allowing the issuance of the underlying shares of common stock is obtained.

Equity Line of Credit Transaction

Pursuant to the ELOC Agreement, the Company, subject to the restrictions and satisfaction of the conditions in the ELOC Agreement, has the right, but not the obligation, to sell to the Purchaser, and the Purchaser is obligated to purchase, up to the lesser of (i) $35 million of newly issued shares (the “Purchase Shares”) of the Company’s common stock, $0.01 par value per share (the “Purchase Shares”) and (ii) the Exchange Cap (as defined below). As consideration for the Purchaser’s execution and delivery of the ELOC Agreement, the Company agreed to issue to the Purchaser, simultaneously with the delivery of any and all Purchase Shares purchased under the ELOC Agreement, a number of shares of common stock equal to 1% of the Available Amount. (the “Commitment Shares” and, together with the Purchase Shares, the “Securities”).

Concurrent with the execution of the ELOC Agreement, the Company entered into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-1 with the SEC covering the resale of the Securities, on or before the 30th calendar day following the date of the Registration Rights Agreement and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC at the earliest practicable date, subject to limited exceptions described therein. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

The Company did not have a right to commence any sales of common stock to the Purchaser under the ELOC Agreement until the time when all of the conditions to the Company’s right to commence sales of common stock to the Purchaser set forth in the ELOC Agreement had been satisfied, including that a registration statement covering the resale of the Securities is declared effective by the Securities and Exchange Commission (the “SEC”) and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”). The Company filed a Registration Statement on Form S-1 covering the resale of up to 273,000 shares of common stock on June 10, 2025.

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Over the 36-month period from and after the Commencement Date (unless the ELOC Agreement is terminated earlier in accordance with its terms), the Purchaser has no right to require the Company to sell any shares of common stock to the Purchaser, but the Purchaser is obligated to make purchases as the Company directs, subject to certain conditions. There are no upper limits on the price per share that the Purchaser must pay for shares of common stock. Actual sales of shares of common stock to the Purchaser will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

On any business day on which the previous business day’s closing sale price of the common stock was equal to or greater than $1.00 (unless such limit is waived by the Purchaser) (the “Purchase Date”), the Company may direct the Purchaser to purchase a specified number of shares of common stock (a “Fixed Purchase”) not to exceed (i) $400,000 of shares of common stock or (ii) 10,000 shares of common stock, at a purchase price equal to the lesser of 95% of (i) the lowest sale price of the common stock on the trading day immediately prior to such applicable Purchase Date or (ii) the daily volume weighted average price (the “VWAP”) of the common stock for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase.

In addition, at any time from and after the Commencement Date, on any business day on which the previous business day’s closing sale price of the common stock is equal to or greater than $1.00 (unless such limit is waived by the Purchaser) and such business day is also the Purchase Date for a Fixed Purchase of an amount of shares of common stock not less than the applicable Fixed Purchase Maximum Amount (as defined in the ELOC Agreement) (the “VWAP Purchase Date”), the Company may also direct the Purchaser to purchase an additional number of shares of common stock (a “VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing price of a share of common stock on the trading day immediately prior to such applicable Purchase Date and (ii) the lowest sale price on the VWAP Purchase Date.

At any time from and after the Commencement Date, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, the Company may also direct the Purchaser to purchase, on such same business day (the “Additional VWAP Purchase Date”), an additional number of shares of common stock in an amount up to the Additional VWAP Purchase Maximum Amount (as defined in the ELOC Agreement) (an “Additional VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing price of a share of common stock on the trading day immediately prior to such applicable Purchase Date and (ii) the lowest sale price of the common stock during the Additional VWAP Purchase Period (as defined in the ELOC Agreement) on the applicable Additional VWAP Purchase Date.

If the Company makes certain issuances of Company securities within a specified period of time after a Purchase Date and such securities are issued at prices (the “New Issuance Price”) less than the prices to be paid by the Purchaser in such Fixed Purchase, VWAP Purchase or Additional VWAP Purchase, the purchase price for such applicable Fixed Purchase, VWAP Purchase and Additional VWAP Purchase would be reduced to the New Issuance Price, subject to the terms and conditions set forth in the ELOC Agreement.

Under the ELOC Agreement, in no event may the aggregate amount of Purchase Shares submitted in any single or combination of VWAP Purchase notices and/or Additional VWAP Purchase notices on a particular date require a payment from the Purchaser to the Company that exceeds $2,000,000, unless such limitation is waived by the Purchaser.

In no event shall the Company issue or sell any shares of common stock pursuant to the ELOC Agreement to the extent that after giving effect thereto, the aggregate number of shares of common stock that would be issued pursuant to the ELOC Agreement (including the Commitment Shares) would exceed 220,103 shares (such number of shares equal to 19.99% of the shares of common stock issued and outstanding immediately preceding the execution of the ELOC Agreement) (the “ELOC Exchange Cap”), subject to adjustment as set forth in the ELOC Agreement, unless and until (i) the Company obtains the approval of the issuance of such shares by its shareholders in accordance with the applicable stock exchange rules or (ii) the average price paid for all shares of common stock issued under the ELOC Agreement (including Commitment Shares) is equal to or in excess of a price equal to the lower of (A) the closing price on Nasdaq on May 15, 2025 and (B) the average of the closing prices of the common stock for the five business days immediately preceding May 16, 2025, as calculated in accordance with the rules of Nasdaq, such that the sales of such common stock to the Purchaser would not count toward the ELOC Exchange Cap because they would not be “below market” under applicable stock exchange rules.

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In addition, the Purchaser is not obligated to buy any shares of common stock pursuant to the ELOC Agreement if such shares of common stock, when aggregated with all other common stock then beneficially owned by the Purchaser and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act, and Rule 13d-3 promulgated thereunder), would result in the Purchaser beneficially owning common stock in excess of 4.99% of the then-outstanding shares of common stock (the “Beneficial Ownership Limitation”), provided, however, the Purchaser may increase the beneficial ownership limitation up to 9.99% at its sole discretion upon 61 days’ prior written notice to the Company. For the avoidance of doubt, the beneficial ownership limitation in no event will exceed 19.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock pursuant to the ELOC Agreement.

The net proceeds under the ELOC Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its stock to the Purchaser. The Company expects that any proceeds received by the Company from such sales to the Purchaser will be used for working capital and other general corporate purposes.

The Company has the right to terminate the ELOC Agreement at any time, upon one business days’ notice, at no cost or penalty. During any “suspension event” under the ELOC Agreement, the Purchaser does not have the right to terminate the ELOC Agreement; however, the Company may not initiate any regular or other purchase of shares by the Purchaser, until such event of default is cured. In addition, in the event of bankruptcy proceedings by or against the Company, the ELOC Agreement will automatically terminate in accordance with the terms of the ELOC Agreement.

Impact on Shareholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing shareholders will suffer dilution in ownership interests as a result of the issuance of shares of common stock pursuant to the ELOC Agreement. For example, assuming the issuance of all of the Purchase Shares remaining to be sold under the ELOC Agreement, the Purchaser would collectively own approximately 5.4 million shares of common stock, assuming the shares to be issued are sold at a price of $6.49 per share (the closing price on the record date), without giving effect to the Beneficial Ownership Limitation. Such shares would constitute approximately 83% of the outstanding common stock as of the record date. Because the issuance price of the Purchase Shares may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. The ownership interest of the existing shareholders (other than the Purchaser) would be correspondingly reduced. The number of shares of common stock described above does not give effect to the future issuance of shares of common stock upon the exercise of outstanding options or warrants, or any other potential future issuances of common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

If the shareholders do not approve this proposal, we will be unable to issue any Purchase Shares pursuant to the ELOC Agreement in an amount greater than 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the ELOC Agreement, which is a total of 220,103 shares if such sales are, in the aggregate, in an amount less than $7.10 per share. The Company has already issued 24,929 shares of common stock pursuant to the ELOC Agreement (which reduces the 220,103 shares to 195,174 shares allowed to be sold under the 19.99% limitation). Accordingly, if shareholder approval of this proposal is not obtained, we will need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.

Our ability to successfully implement our business plans and ultimately generate value for our shareholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are unable to issue Purchase Shares pursuant to the ELOC Agreement, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and may result in the Company seeking liquidation or bankruptcy proceedings.

Recommendation of the Board

The Board recommends a vote “FOR” the Nasdaq 20% Issuance Proposal ELOC.

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PROPOSAL 5: NASDAQ 20% ISSUANCE PROPOSAL SERIES B

Overview

On May 23, 2025 the Company entered into Securities Purchase Agreements dated May 23, 2025 (the “Series B Purchase Agreements”) with C/M Capital Master Fund, LP and WVP-Emerging Manager Onshore Fund, LLC-Structured Small Cap Lending Series (collectively, the “Series B Investors”) whereby the Series B Investors were issued an aggregate of 1,000,000 shares of Series B Preferred Stock (“Series B”) in aggregate consideration for $1,000,000. The Series B are convertible into shares of the Company’s common stock. Additionally, the Series B Investors were issued an aggregate of 111,111 warrants exercisable at $6.50 per share. The Company intends to use the proceeds from the issuance of the Series B for working capital and general corporate purposes.

As disclosed under Proposal 4, the Company’s common stock is listed on the Nasdaq Capital Market, and, as such, is subject to the applicable rules of the Nasdaq, including Nasdaq Listing Rule 5635. Nasdaq Listing Rule 5635 requires a company listed on Nasdaq to obtain shareholder approval prior to the issuance of common stock in connection with a transaction, other than a public offering, at a price below the “Minimum Price” involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), if the number of shares of common stock to be issued is equal to or in excess of 20% of the number of shares of common stock then outstanding (the “Exchange Cap”). The Exchange Cap is 220,103 shares. Under Rule 5635(d)(1)(A), the “Minimum Price” means a price that is the lower of: (i) the closing price of our common stock immediately preceding the signing of the binding agreement; or (ii) the average closing price of our common stock for the five trading days immediately preceding the signing of the binding agreement. The conversion price of the Series B and exercise price of the Warrants are below the Minimum Price. The potential issuance of additional shares of common stock pursuant to the conversion of the Series B and exercise of the Warrants will exceed the 20% threshold under the applicable Nasdaq listing rules. Accordingly, in order to ensure compliance with Nasdaq Listing Rule 5635, the Company must obtain the approval of the Company’s shareholders for the issuance of these shares pursuant to the conversion of the Series B and exercise of the Warrants in the event that the issuance of such shares of common stock will exceed the 20% threshold under the applicable Nasdaq listing rules. In no event shall the Company issue any shares upon the conversion of the Series B and exercise of the Warrants, if such issuance would cause the aggregate number of shares of common stock issued pursuant to such conversions and/or exercises to exceed the Exchange Cap (such number of shares equal to 19.99% of the shares of common stock issued and outstanding immediately preceding the execution of the Series B Purchase Agreements).

Series B Transaction

On May 23, 2025, the Company entered into the Securities Purchase Agreements with the Series B Investors whereby the Series B Investors were issued an aggregate of 1,000,000 shares of Series B in aggregate consideration for $1,000,000. The Series B are convertible into shares of the Company’s common stock. Additionally, the Series B Investors were issued an aggregate of 111,111 warrants exercisable at $6.50 per share. The Company intends to use the proceeds from the issuance of the Series B for working capital and general corporate purposes. The Series B shares (i) accrue dividends at 10% per annum, payable quarterly in arrears in cash, provided that the Company may elect to pay dividends in common stock or by increasing the stated value if specified equity conditions are met as defined in the Series B Certificate of Designation filed with the Secretary of State of New York on May 21, 2025 (the “Certificate of Designation”), (ii) are convertible into common stock at $4.50 per share, subject to customary anti-dilution with a floor conversion price of $1.00 and other adjustments as set forth in the Certificate of Designation, (iii) are mandatorily convertible if certain conditions are met, including, but not limited to, when the closing price of the common stock exceeds 200% of the conversion price for five consecutive trading days, (iv) have liquidation rights equal to the greater of: (X) 125% of the conversion amount and (Y) the amount the holder would have received if the holder converted the shares into common stock immediately prior to liquidation, (v) are not redeemable, (vi) have such voting rights as required by New York law, including class voting rights on matters affecting the Series B rights and preferences and (vii) have senior rights to all classes of common stock with respect to dividends, distributions, and liquidation preferences. The Warrants are exercisable for a period of five years and the exercise price of the Warrants is subject to customary anti-dilution and other adjustments as set forth in the Warrants. The Series B shares and Warrants contain beneficial ownership limitations preventing any Series B Investor from converting or exercising if such conversion would result in beneficial ownership exceeding 4.99% of the Company’s outstanding common stock.

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In addition, pursuant to the Series B Purchase Agreements, the Company entered into a Registration Rights Agreement (the “Series B Registration Rights Agreement”) with each of the Series B Investors pursuant to which the shares of common stock issuable upon conversion of the Series B and underlying the Warrants, subject to certain conditions, are entitled to registration under the Securities Act. Pursuant to the Series B Registration Rights Agreement, the Company is required to, on or before August 21, 2025 (being 90 days following the closing date), file a registration statement to register the shares underlying the preferred and warrants, unless waived.

Impact on Shareholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing shareholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of common stock pursuant to the conversion of the Series B or exercise of the Warrants. As of the May 23, 2025 closing date, there were 1,125,998 shares of our common stock outstanding (this includes the 24,929 Commitment Shares). For example, assuming the conversion of all the Series B at $4.50 per share and exercise of all of the Warrants, the Series B Investors would collectively own approximately 333,334 shares of common stock (222,223 shares from Series B conversion and 111,111 shares from Warrant exercise) without giving effect to the issuance of dividend shares (if any) and the beneficial ownership limitations defined under the Certificate of Designation and Warrants. Such shares would constitute approximately 23% of the outstanding common stock as of the record date adjusted for the additional shares issued upon conversion and exercise. Because the potential payment of dividends in shares of common stock and the conversion price of the Series B may be adjusted (subject to a floor price of $1.00), the number of shares that will actually be issued may be more than 333,334 shares of common stock. The ownership interest of the existing shareholders (other than the Series B Investors) would be correspondingly reduced. The number of shares of common stock described above does not give effect to (i) the future issuance of shares of common stock upon the exercise of outstanding options or warrants, or (ii) any other potential future issuances of common stock, including pursuant to the ELOC. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

If, despite the Company’s best efforts the shareholder approval is not obtained at this Annual Meeting, the Company shall cause an additional shareholder meeting to be held as soon as possible. If, despite the Company’s reasonable best efforts the shareholder approval is not obtained after such subsequent shareholder meetings, the Company shall cause additional shareholder meetings to be held at least once every six months thereafter until such shareholder approval is obtained. For the avoidance of doubt, if the Company fails to obtain shareholder approval, (i) the Exchange Cap shall be applicable for all purposes, limiting share issuances to 20% of then currently outstanding shares, and (ii) any dividend payments on the Series B shall be payable only in cash.

Recommendation of the Board

The Board recommends a vote “FOR” the Nasdaq 20% Issuance Proposal Series B.

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PROPOSAL 6. APPROVAL OF AMENDMENT TO THE 2021 EQUITY INCENTIVE PLAN

The Company’s 2021 Equity Incentive Plan (the “2021 Plan”) was adopted by the Board on December 17, 2020 and was approved by shareholders on February 16, 2021. On June 19, 2025, the Board approved the 2021 Plan Amendment to increase the maximum total number of shares of common stock the Company may issue under the 2021 Plan to 429,100 (an increase of 300,000 shares) because the Company needs to be able to issue equity awards to directors, management, and service providers in order to retain such persons and to further align their interests with those of the Company’s shareholders. As of the record date, there were approximately 60 employees, 3 non-employee directors and 12 consultants eligible to participate in the 2021 Plan. As of the record date, the closing price of the Company’s common stock was $6.49.

The Board, acting as the Compensation Committee (the “Committee”), approved the 2021 Plan Amendment, subject to approval of the shareholders. If the shareholders do not approve the 2021 Plan Amendment, the 2021 Plan will remain in effect and unchanged. If approved by the shareholders, the 2021 Plan Amendment will be effective immediately, subject to any restrictions on the issuance of awards under the 2021 Plan because of a lack of available or reserved shares of common stock to underlie such awards.

Reason for the Proposal

The 2021 Plan currently authorizes the issuance of up to 129,100 shares of common stock. As of the record date, there were 146,432 shares of common stock subject to outstanding restricted stock awards and stock options, which includes 36,441 whose vesting is subject to approval of the 2021 Plan Amendment. No additional shares are available for issuance under the 2021 Plan.

As of the record date, there are no shares remaining for future grants under the 2021 Plan. The 2021 Plan Amendment will increase the remaining shares for future grants under the 2021 Plan to 282,668 shares.

If approved by the shareholders, the 2021 Plan Amendment will enable the Company to continue to provide stock-based incentives that will enhance the alignment of interests of employees, consultants and directors with those of the shareholders of the Company. In offering stock ownership and rewarding employees for their achievements, the Company believes it will continue to motivate employees to achieve superior long-term results. Additionally, as the Company competes for employees and key personnel in a variety of geographic regions and talent markets, the Company believes it must maintain competitive compensation programs to continue to attract, motivate, and retain the types of employees, consultants and directors who will contribute to the Company's short-term financial performance and long-range success. The Company also believes that the 2021 Plan Amendment will allow it to continue to utilize a balanced approach to compensation by using a combination of salaries, performance-based bonuses, and long-term equity incentives. The compensation structure encourages management to make decisions that favor the Company’s future stability and profitability, rather than short term results.

Set forth below is a summary of the 2021 Plan, which is qualified in its entirety by reference to the full text of the 2021 Plan Amendment, a copy of which is included as Annex D to this Proxy Statement and the full text of the 2021 Plan as originally approved by the shareholders, a copy of which is included as Annex E to this Proxy Statement and which is included in the Company’s Proxy Statement on Schedule 14A filed with the SEC on December 29, 2020. If there is any inconsistency between the following summary of the 2021 Plan and the 2021 Plan Amendment and the full text, the full text shall govern.

Material Terms of the 2021 Plan

The following summary of the material terms of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan. You also may obtain a copy of the 2021 Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, 700 Veterans Memorial Hwy, Suite 100, Hauppauge, New York 11788.

Effective Date; Duration of the 2021 Plan

If approved, the 2021 Plan Amendment will become effective as of the date on which the 2021 Plan Amendment is approved by our shareholders. The 2021 Plan became effective on February 16, 2021, and will continue in effect until the tenth anniversary of the date it was approved by shareholders, unless terminated by the Board.

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Plan Administration

The 2021 Plan will continue to be administered by the Committee or, in the Board’s sole discretion by the Board. The Committee will continue to have the authority to, among other things, interpret the 2021 Plan, determine who will be granted awards under the 2021 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2021 Plan.

Eligibility

The Committee may grant awards to any employee, consultant, or director of the Company and its affiliates. Only employees are eligible to receive incentive stock options.

Shares Available for Awards; Limits on Awards

The 2021 Plan currently authorizes the issuance of up to 129,100 shares of common stock. As of the record date, there were 146,432 shares of common stock subject to outstanding restricted stock awards and stock options, which includes 36,441 whose vesting is subject to approval of this 2021 Plan Amendment. No additional shares are available for issuance under the 2021 Plan. In the event this proposal is not approved, the 36,441 options will be terminated.

As of the record date, there are no shares remaining for future grants under the 2021 Plan. The 2021 Plan Amendment will increase the remaining shares for future grants under the 2021 Plan to 282,668 shares.

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the 2021 Plan.

Types of Awards that May Be Granted

Subject to the limits in the 2021 Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the 2021 Plan are: stock options (including both incentive stock options (ISOs) and non-qualified stock options), stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance share awards, and performance cash awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a non-qualified stock option. ISOs and non-qualified stock options are taxed differently, as described under Federal Income Tax Consequences of Awards. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. As noted above, as of the record date under the 2021 Plan, the closing price of our common stock was $6.49 per share. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

Stock Appreciation Rights

A stock appreciation right (“SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with an option granted under the 2021 Plan.

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Restricted Stock

A restricted stock award is an award of actual shares of common stock which may be subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company or in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends, provided that any cash or stock dividends with respect to the restricted stock will be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld will be distributed to the participant in cash or, at the discretion of the Committee, in shares of common stock having a fair market value equal to the amount of such dividends upon the release of restrictions on such restricted stock, unless such restricted stock is forfeited.

Restricted Stock Units

A restricted stock unit (“RSU”) is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which may be subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant’s award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Share Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award.

Performance Cash Awards

A performance cash award is a cash award (for a dollar value not in excess of $50,000) that is payable contingent upon the attainment during a performance period of certain performance goals. The Committee has the discretion to determine the length of the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award. The Company may still award cash bonuses or similar cash-based compensation outside of the 2021 Plan.

Vesting

The 2021 Plan allows for awards subject to either time-based vesting or performance-based vesting, or both as determined by the Committee. The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

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Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2021 Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards and the maximum number of shares of common stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of incentive stock options (“ISOs”), ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, (i) the vesting of all awards under the 2021 Plan will fully accelerate and all outstanding options and SARs will become immediately exercisable, (ii) the restricted period will expire immediately with respect to all outstanding restricted stock and restricted stock units, and (iii) in the case of performance share awards and performance cash awards, all incomplete performance periods in effect on the date the change in control occurs will end on the date of such change in control and the Committee will (a) determine the extent to which performance goals with respect to each such performance period have been met and (b) cause applicable participants to be paid partial or full awards for each such performance period based upon the Committee’s determination of the degree to which performance goals were attained or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

In addition, in the event of a change in control, the Committee may, in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of any consideration.

“Change in Control” generally means, with certain exceptions, the occurrence of: (i) any person becomes the owner of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the 2021 Plan is adopted by the Board, are Incumbent Directors cease for any reason to constitute at least a majority of the members of the Board. Shareholders are encouraged to review the 2021 Plan for the full definition of Change of Control.

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Amendment or Termination of the 2021 Plan

The Board may amend or terminate the 2021 Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of common stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the 2021 Plan. The 2021 Plan will terminate on the tenth anniversary from the date it was approved by shareholders, unless previously terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Forfeiture and Recoupment

Each award and the applicable participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the participant’s: (i) breach of a duty of confidentiality, (ii) competing with the Company, (ii) soliciting Company personnel after employment is terminated, (iii) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, (iv) being terminated for cause, (v) violating of the Company’s insider trading policy, (vi) or engaging in other conduct that is detrimental to the business or reputation of the Company and/or its affiliates as determined by the Board.

Clawback

Each award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any of the foregoing.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the 2021 Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

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Incentive Stock Options

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Restricted Stock Units

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

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Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2021 Plan and awards granted under the 2021 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

New Plan Benefits

The following New Plan Benefits Table sets forth the benefits or amounts that have been approved and will be received by the listed individuals under the 2021 Plan Amendment, subject to shareholder approval.

NEW PLAN BENEFITS TABLE (1)

Name and Position	Dollar Value ($)	Number of Units

Sangita Shah	0	12,147

Sharon Hrynkow	0	12,147

Keith Johnson	0	12,147

(1) Represents options granted to non-executive directors, which are exercisable at $6.37 per share. Exercisability is subject to shareholder approval of Proposal 6.

Recommendation of the Board

The Board recommends a vote “FOR” the Amendment to the 2021 Equity Incentive Plan Proposal.

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PROPOSAL 7. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Recommendation of the Board

The Board recommends a vote “FOR” the Adjournment Proposal.

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OWNERSHIP OF OUR STOCK

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers, and (iv) all of our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788. Applicable percentages are based on 1,125,998 shares outstanding as of the record date, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock, underlying options and warrants, and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of the record date are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, Forward believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table includes only vested options and warrants or options and warrants that have or will vest and become exercisable within 60 days of the record date.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership	Percent Beneficially Owned
Directors and Named Executive Officers:
Common Stock	Michael Pruitt (1)	0	0%
Common Stock	Kathleen Weisberg (2)	0	0%
Common Stock	Terence Wise (3)	181,395	15.9%
Common Stock	Robert Wild (4)	3,245	*
Common Stock	Tom KraMer (5)	16,803	1.5%
Common Stock	Sharon Hrynkow (6)	21,876	1.9%
Common Stock	Sangita Shah (7)	36,346	3.2%
Common Stock	Keith Johnson (8)	0	0%
Common Stock	All directors, nominees and executive officers as a group (8 persons)	259,665	6.7%

5% Shareholders:
Common Stock	Forward Industries (Asia-Pacific) Corporation (9)	181,395	15.9%
Common Stock	Jenny Yu (10)	111,357	9.9%

_________________

* Less than one percent.

(1)	Pruitt. Mr. Pruitt is a director and executive officer.

(2)	Weisberg. Ms. Weisberg is an executive officer.

(3)	Wise. Mr. Wise is a former Chief Executive Officer. He is a Named Executive Officer for fiscal 2025. Does not include shares underlying Series A-1 Preferred Stock which do not have voting rights and contain a 19.99% conversion limitation

(4)	Wild. Mr. Wild is an executive officer of one of the Company’s wholly-owned subsidiaries. Includes 2,744 vested stock options.

(5)	KraMer. Mr. KraMer is an executive officer of one of the Company’s wholly-owned subsidiaries.

(6)	Hrynkow. Dr. Hrynkow is a director. Includes 20,390 vested stock options.

(7)	Shah. Ms. Shah is a director. Includes 25,233 vested stock options and shares of common stock owned by an entity which she and her husband control.

(8)	Johnson. Mr. Johnson is a director.

(9)	Forward China. Mr. Terence Wise is a former officer and director of the Company and is a principal of Forward Industries (Asia-Pacific) Corporation.

(10)	Yu. Address is 9255 Doheny Rd., Apartment 2905, West Hollywood, California, 90069.

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OTHER MATTERS

While the Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters, if any other matters shall properly come before the Annual Meeting or any adjournment thereof, the proxy holders will have discretionary authority to vote on such matters in accordance with their best judgment, to the extent permitted by applicable law.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

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FORWARD INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – AUGUST 8, 2025 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

PHONE:	Call 1 (800) 690-6903

INTERNET:	https://www.proxyvote.com
Before the Meeting – Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 7, 2025 (the day before the Annual Meeting). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/FWD2025. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions

Control ID:

Proxy ID:

Password:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

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The shareholder(s) hereby appoints Michael Pruitt and Kathleen Weisberg, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of FORWARD INDUSTRIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder to be held on August 8, 2025 at 10:00 a.m. Eastern Time virtually via live webcast at www.virtualshareholdermeeting.com/FWD2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6 and Proposal 7. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To elect members to Forward’s Board of Directors.

Sangita Shah	FOR ☐	WITHHOLD ☐	Keith Johnson	FOR ☐	WITHHOLD ☐

Sharon Hrynkow	FOR ☐	WITHHOLD ☐

2. To ratify and approve the appointment of Forward’s independent registered public accounting firm for fiscal 2025.				FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To consider and vote upon a proposal to change the Company’s state of incorporation from New York to Nevada by means of a merger of the Company with and into a wholly-owned Nevada subsidiary.				FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to that certain Securities Purchase Agreement dated May 16, 2025, establishing an equity line of credit pursuant to which the Company may sell shares of common stock to the purchaser from time to time in its discretion, without giving effect to the exchange cap in the Purchase Agreement.				FOR ☐ AGAINST ☐ ABSTAIN ☐

5. To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to (i) the conversion of Series B Preferred Stock and (ii) the exercise of Warrants, in each case issued pursuant to those certain Securities Purchase Agreements dated May 23, 2025, without giving effect to the exchange cap provisions in such Securities Purchase Agreements.				FOR ☐ AGAINST ☐ ABSTAIN ☐

6. To approve an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares of the Company’s common stock available and reserved for issuance thereunder by 300,000 shares for a total of 429,100 shares of common stock.				FOR ☐ AGAINST ☐ ABSTAIN ☐

7. To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting.				FOR ☐ AGAINST ☐ ABSTAIN ☐

Control ID:

Proxy ID:

Password:

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Annex A

Merger Agreement

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER approved on June ___, 2025, by Forward Industries, Inc., a business corporation organized under the laws of the State of New York, and by its Board of Directors on said date (“Forward N.Y.” or the “Terminating Corporation”), and approved on June ___, 2025 by Forward Industries, Inc., a business corporation organized under the laws of the State of Nevada, and by its Board of Directors on said date (“Forward N.V.” or the “Surviving Corporation”).

1. Forward N.Y. and Forward N.V. shall, pursuant to the provisions of the New York Business Corporation Law and the provisions of the laws of the jurisdiction of organization of Forward N.V., be merged with and into a single corporation, to wit, Forward N.V., which shall be the surviving corporation upon the effective date of the merger and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its organization. The separate existence of Forward N.Y. shall cease upon the effective date of the merger in accordance with the provisions of the New York Business Corporation Law.

2. The certificate of incorporation of the Surviving Corporation upon the effective date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of the Surviving Corporation; and said certificate of incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the Surviving Corporation.

3. The by-laws of the Surviving Corporation upon the effective date of the merger in the jurisdiction of its organization will be the by-laws of the Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its organization.

4. The directors and officers in office of the Surviving Corporation upon the effective date of the merger in the jurisdiction of its organization shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Corporation.

5. The number of outstanding shares of the common stock of the Terminating Corporation is 1,125,998 shares, all of which are entitled to vote. The Terminating Corporation has 4,925 outstanding shares of its Series A-1 Convertible Preferred Stock (“Series A-1”), all of which do not have voting rights. The Terminating Corporation has [__] outstanding shares of its Series B Preferred Stock (“Series B”), all of which do not have voting rights. Each issued share of the common stock, the Series A-1, and the Series B of the Terminating Corporation shall, upon the effective date of the merger, be converted into one (1) share of the Surviving Corporation. The issued shares of the Surviving Corporation shall not be converted in any manner, but each share which is issued as of the effective date of the merger shall continue to represent one issued share of the Surviving Corporation.

6. The Agreement and Plan of Merger herein made and approved shall be submitted to the shareholders of the Terminating Corporation for their approval or rejection in the manner prescribed by the provisions of the New York Business Corporation Law, and the merger of the Terminating Corporation with and into the Surviving Corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of organization of the Surviving Corporation.

7. In the event that the Agreement and Plan of Merger shall have been approved by the shareholders entitled to vote of the Terminating Corporation in the manner prescribed by the provisions of the New York Business Corporation Law, and in the event that the merger of the Terminating Corporation with and into the Surviving Corporation shall have been duly authorized in compliance with the laws of the jurisdiction of organization of the Surviving Corporation, the Terminating Corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of New York and of the State of Nevada, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered and directed to do any and all things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

9. The effective date in the State of New York of the merger herein provided for shall be the date of filing of the Certificate of Merger.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, each of the constituent corporations are executing this Agreement and Plan of Merger as of the ___ day of June, 2025.

FORWARD INDUSTRIES, INC., a New York Corporation

By: _________________

Name: _______________

Title:

FORWARD INDUSTRIES, INC., a Nevada Corporation

By: _________________

Name: _______________

Title:

A-2

Annex B

ARTICLES OF INCORPORATION

OF

FORWARD INDUSTRIES, INC.

Pursuant to the provisions of Section 78.035 of the Nevada Revised Statutes, the undersigned corporation adopts the following Articles of Incorporation as of the date hereof:

ARTICLE I

NAME

The name of the corporation is Forward Industries, Inc. (the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The registered office of the Corporation shall be [__]. The resident agent of the Corporation shall be [__]. The Corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is 44,000,000 shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.01 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is 40,000,000 shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is 4,000,000 shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article III.

Section 2. Common Stock. (a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (the “Articles”) or the Nevada Revised Statues (the “NRS”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

B-1

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3. Preferred Stock (a) Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

Section 4. Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

B-2

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1. Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and the number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2. Directors. The names and addresses of the directors constituting the Board of Directors are:

Name:	Address:

Sangita Shah	[__]

Sharon Hrynkow	[__]

Keith Johnson	[__]

Section 3. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 4. Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

Section 5. Repeal And Conflicts. Any repeal or modification of Sections 3 or 4 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 3 or 4 above and any other Article of the Articles, the terms and provisions of Sections 3 or 4 above shall control.

B-3

ARTICLE V

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation,” as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VI

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to NRS 78.120.

The undersigned, Chief Financial Officer, has been authorized to execute the foregoing certificate by resolution of the Board of Directors, adopted unanimously by a written consent in lieu of meeting dated [__], 2025, and the foregoing certificate sets forth the text of the Articles of Incorporation as amended and restated to the date of the certificate.

Date: [__], 2025.

/s/ Kathleen Weisberg
Kathleen Weisberg
Chief Financial Officer

B-4

Annex C

BYLAWS

OF

FORWARD INDUSTRIES, INC.

ARTICLE I: OFFICES

Section 1.1. REGISTERED AGENT AND OFFICE. The registered agent of Forward Industries, Inc. (the “Corporation”) shall be as set forth in the Corporation’s articles of incorporation, as amended or restated (the “Articles of Incorporation”) and the registered office of the Company shall be the street office of that agent. The board of directors of the Company (the “Board of Directors”) may at any time change the Corporation’s registered agent or office by making the appropriate filing with the Nevada Secretary of State.

Section 1.2. PRINCIPAL OFFICE. The principal office of the Company shall be at such place within or without the State of Nevada as shall be fixed from time to time by the Board of Directors.

Section 1.3. OTHER OFFICES. The Corporation may also have other offices, within or without the State of Nevada, as the Board of Directors may designate, as the business of the Company may require, or as may be desirable.

Section 1.4. BOOKS AND RECORDS. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device or method that can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept on the written request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II: STOCKHOLDERS

Section 2.1. PLACE OF MEETING. Meetings of the stockholders shall be held either at the principal office of the Company or at any other place, within or without the State of Nevada, as shall be fixed by the Board of Directors and designated in the notice of the meeting or executed waiver of notice. The Board of Directors may determine, in its discretion, that any meeting of the stockholders may be held solely by means of electronic communication in accordance with Section 2.2.

Section 2.2. PARTICIPATION BY REMOTE COMMUNICATION. Stockholders not physically present at a meeting of the stockholders may participate in the meeting by remote communication, including (without limitation) electronic communication, videoconference, teleconference, or other available technology if the Company implements reasonable measures to:

(a) Verify the identity of each stockholder participating by remote communication.

(b) Provide the stockholders a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner with the proceedings.

Stockholders participating by remote communication shall be considered present in person at the meeting.

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Section 2.3. ANNUAL MEETING. An annual meeting of stockholders, for the purpose of electing directors and transacting any other business as may be brought before the meeting, shall be held on such date and time fixed by the Board of Directors and designated in the notice of the meeting.

Failure to hold the annual meeting of stockholders at the designated time shall not affect the validity of any action taken by the Corporation.

Section 2.4. SPECIAL MEETINGS. Special meetings of stockholders may be called by (i) the Board of Directors; (ii) the Chief Executive Officer; or (iii) the Chairman of the Board of Directors. The only business which may be conducted at a special meeting of stockholders shall be the matter or matters set forth in the notice of such meeting and shall be held at such place, date, and time as determined by the Board of Directors.

Section 2.5. STOCKHOLDER NOMINATIONS AND PROPOSALS. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a stockholder, the stockholder or stockholders of record intending to propose the business (the “proposing stockholder”) must have given written notice of the proposing stockholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary no earlier than 120 calendar days and no later than 90 calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, notice must be received no later than ten calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above.

For business to be properly brought before a special meeting of stockholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to Section 2.4 may provide the information required for notice of a stockholder proposal under this section simultaneously with the written request for the meeting submitted to the Secretary or within ten calendar days after delivery of the written request for the meeting to the Secretary.

A proposing stockholder’s notice shall include as to each matter the proposing stockholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing stockholder.

(b) The class and number of shares of capital stock of the Company held by the proposing stockholder.

(c) If the notice regards a nomination of a candidate for election as director: (i) the name, age, and business and residence address of the candidate; (ii) the principal occupation or employment of the candidate; (iii) the class and number of shares of the Company beneficially owned by the candidate; and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “1934 Act”) (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected).

(d) If the notice regards a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting; the material interest of the proposing stockholder in such proposal; and any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the 1934 Act, in his capacity as a proponent to a stockholder proposal.

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.

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Section 2.6. FIXING THE RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the record date shall be the date fixed by resolution of the Board of Directors. If no date is specified, the record date shall be the close of business on the day before the day the first notice of the meeting is given or, if notice is waived, the close of business on the day before the day the meeting is held.

A record date fixed under this Section may not be less than 10 or more than 60 days before the meeting of stockholders. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders is effective for any adjournment or postponement of the meeting unless the Board of Directors fixes a new record date for the adjourned or postponed meeting. The Board of Directors must fix a new record date if the meeting is adjourned or postponed more than 60 days after the original meeting of stockholders.

Section 2.7. NOTICE OF STOCKHOLDERS’ MEETING. Written notice stating the place, date, and time of the meeting, and the purpose or purposes for which the meeting is called, shall be given not less than 10 and not more than 60 days before the date of the meeting.

Notice to each stockholder entitled to vote at the meeting shall be given personally, by mail, or by electronic transmission if consented to by a stockholder, by or at the direction of the Secretary or the officer or person calling the meeting. If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.

Any stockholder entitled to notice of a meeting may sign a written waiver of notice delivered to the Company either before or after the meeting. A stockholder’s participation or attendance at a meeting shall constitute a waiver of notice, except where the stockholder attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 2.8. VOTING LISTS. The Corporation shall prepare, as of the record date fixed for a meeting of stockholders, an alphabetical list of all stockholders entitled to vote at the meeting (or any adjournment thereof). The list shall be available for inspection by any stockholder beginning two business days after notice of the meeting is given, during regular business hours at the Corporation’s principal office or another place identified in the meeting notice in the city where the meeting will be held. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting (or any adjournment thereof).

If any stockholders are participating in the meeting by remote communication, the list shall be open to examination by the stockholders for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided to stockholders with the notice of the meeting.

Section 2.9. QUORUM OF STOCKHOLDERS. At each meeting of stockholders for the transaction of any business, a quorum must be present to organize such meeting. The presence in person, by means of remote communication, or by proxy of 33.3% the voting power constitutes a quorum for the transaction of business at a meeting of stockholders, except as otherwise required by the Articles of Incorporation, these Bylaws, or Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”).

If any class or series of shares is permitted or required to vote separately on any action, the presence in person, by means of remote communication, or by proxy of 33.3% of the voting power of such class or series constitutes a quorum for the transaction of business.

The holders of a majority of the voting power represented in person, by means of remote communication, or by proxy at a meeting, even if less than a quorum, may adjourn or postpone the meeting from time to time.

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Section 2.10. CONDUCT OF MEETINGS. The Board of Directors, as it shall deem appropriate, may adopt by resolution rules and regulations for the conduct of meetings of the stockholders. At every meeting of the stockholders, the Chief Executive Officer, or in the Chief Executive Officer’s absence or inability to act, a director or officer designated by the Board of Directors, shall serve as chair of the meeting. The Secretary or, in the Secretary’s absence or inability to act, the person whom the chair of the meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

The chair of the meeting shall determine the order of business and, in the absence of a rule adopted by the Board of Directors, shall establish rules for the conduct of the meeting. The chair of the meeting shall announce the close of the polls for each matter voted upon at the meeting, after which no ballots, proxies, votes, changes, or revocations will be accepted. Polls for all matters before the meeting will be deemed to be closed upon final adjournment of the meeting.

Section 2.11. VOTING OF STOCK. Each outstanding share of stock, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except as otherwise provided by these Bylaws and to the extent that the Articles of Incorporation or the certificate of designation establishing the class or series of stock provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series of stock.

Unless a different proportion is required by the Articles of Incorporation, these Bylaws, or the Nevada Corporations Act:

(a) If a quorum exists, action other than the election of directors is approved if the votes cast in favor of the action exceed the votes cast against the action.

(b) If a quorum exists of any class or series of stock that is permitted or required to vote separately on any matter, action is approved by the class or series if a majority of the voting power of a quorum of that class or series votes in favor of the action.

Directors are elected by a plurality of the votes at a meeting at which a quorum is present.

An abstention is counted as present for purposes of determining if a quorum exists, but an abstention is not considered a vote cast in favor or against an action when tallying votes in favor of an action.

For avoidance of doubt, in accordance with Section 78.2055 of the Nevada Corporations Act, to approve the filing of an amendment to the Articles of Incorporation to decrease the number of issued and outstanding shares of a class or series by each stockholder of record without correspondingly decreasing the number of authorized shares of that class or series, the votes cast in favor of the amendment must exceed the votes cast against the amendment, unless otherwise provided in the Articles of Incorporation.

Section 2.12. VOTING BY PROXY. A stockholder may vote either in person or by proxy executed in writing by the stockholder or the stockholder’s attorney-in-fact. Any copy, communication by electronic transmission, or other reliable written reproduction may be substituted for the stockholder’s original written proxy for any purpose for which the original proxy could have been used if such copy, communication by electronic transmission, or other reproduction is a complete reproduction of the entire original written proxy.

No proxy shall be valid after six months from the date of its creation unless the proxy specifies its duration, which may not exceed seven years from the date of its creation. A proxy shall be revocable unless the proxy states that the proxy is irrevocable and the proxy is coupled with an interest sufficient to support an irrevocable power.

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A properly created proxy or proxies continues in full force and effect until either of the following occurs:

(a) One of the following is filed with or transmitted to the Secretary of the Company or another person or persons appointed by the Company to count the votes of the stockholders and determine the validity of proxies and ballots: (i) another instrument or transmission properly revoking the proxy; or (ii) a properly created proxy or proxies bearing a later date.

(b) The stockholder executing the original written proxy revokes the proxy by attending a stockholders’ meeting and voting its shares in person, in which case any votes cast by that stockholder’s previously designated proxy or proxies shall be disregarded by the Company when the votes are counted.

Section 2.13. ACTION BY STOCKHOLDERS WITHOUT A MEETING. Any action required or permitted by the Nevada Corporations Act to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent to the action is signed by stockholders holding a majority of the voting power of the Company or, if different, the proportion of voting power required to take the action at a meeting of stockholders.

ARTICLE III: DIRECTORS

Section 3.1. POWERS. The business and affairs of the Company shall be managed under the direction of the Board of Directors. Directors must be natural persons at least 18 years of age and need not be stockholders of the Corporation.

Section 3.2. NUMBER OF DIRECTORS. The number of directors shall be at least one, the number to be determined by resolution of the Board of Directors, provided that the minimum or maximum number, or both, may be increased or decreased from time to time by an amendment to these Bylaws. Subject to any provision in the Articles of Incorporation fixing the number of directors, the exact number of directors shall be fixed, within such range, by the Board of Directors. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Section 3.3. TERM OF OFFICE. At the first annual meeting of stockholders and at each annual meeting thereafter, the holders of shares of stock entitled to vote in the election of directors shall elect directors to hold office until the next succeeding annual meeting or until the director’s earlier death, resignation, disqualification, or removal. Despite the expiration of a director’s term, the director shall continue to serve until the director’s successor is elected and qualified.

Section 3.4. REMOVAL. Any or all of the directors, or a class of directors, may be removed at any time, with or without cause, at a special meeting of stockholders called for that purpose by a vote of the holders of the affirmative vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Section 3.5. RESIGNATION. A director may resign at any time by giving written notice to the Board of Directors, its chair, or to the Secretary of the Corporation. A resignation is effective when the notice is given unless a later effective date is stated in the notice. Acceptance of the resignation shall not be required to make the resignation effective. The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

Section 3.6. VACANCIES. Unless otherwise provided in the Articles of Incorporation, vacancies and newly created directorships, whether resulting from an increase in the size of the Board of Directors or due to the death, resignation, disqualification, or removal of a director or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, even if less than a quorum. A director elected to fill a vacancy shall hold office for the unexpired term of that director’s predecessor in office and until that director’s successor is duly elected and qualified.

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Section 3.7. REGULAR MEETINGS OF DIRECTORS. Regular meetings of the Board of Directors may be held at such times and places, within or without the State of Nevada, as the Board of Directors may determine.

Section 3.8. SPECIAL MEETINGS OF DIRECTORS. Special meetings of the Board of Directors may be called by the entire Board of Directors, any two directors, or the Chief Executive Officer.

Section 3.9. PARTICIPATION BY ELECTRONIC COMMUNICATION. Directors not physically present at a meeting of the Board of Directors may participate in the meeting by electronic communication, videoconference, teleconference, or other available technology if the Company implements reasonable measures to:

(a) Verify the identity of each director participating by electronic communication.

(b) Provide the directors a reasonable opportunity to participate and vote, including an opportunity to communicate and read or hear the proceedings in a substantially concurrent manner.

Directors participating by electronic communication shall be considered present in person at the meeting.

Section 3.10. NOTICE OF DIRECTORS’ MEETINGS. Regular meetings of the Board of Directors may be held without notice of the date, time, place, or purpose of the meeting. All special meetings of the Board of Directors shall be held upon not less than one day’s written notice stating the purpose or purposes of the meeting, the date, place, and time of the meeting, and the means of any electronic communication by which directors may participate in the meeting. Notice may be given to each director personally, by mail, by electronic transmission, or by any other means of communication authorized by such director.

A director entitled to notice of a meeting may sign a written waiver of notice delivered to the Company either before or after the time of the meeting. A director’s participation or attendance at a meeting shall constitute a waiver of notice, except where the director attends for the specific purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.11. QUORUM AND ACTION BY DIRECTORS. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting.

The act of the directors holding a majority of the voting power of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act requires approval by a greater proportion under the Articles of Incorporation or these Bylaws.

Section 3.12. COMPENSATION. Directors shall not receive any stated salary for their services, but the Board of Directors may provide for a fixed sum and expenses of attendance, if any, for attendance at any meeting of the Board of Directors or committee thereof. A director shall not be precluded from serving the Company in any other capacity and receiving compensation for services in that capacity.

Section 3.13. ACTION BY DIRECTORS WITHOUT MEETING. Any action required or permitted by the Nevada Corporations Act to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, before or after the action, all of the members of the Board of Directors or committee sign a written consent describing the action and deliver it to the Corporation.

Section 3.14. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by resolution adopted by a majority of the directors, may establish one or more committees, each consisting of one or more directors, to exercise the authority of the Board of Directors to the extent provided in the resolution establishing the committee and allowed under the Nevada Corporations Act.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

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ARTICLE IV: OFFICERS

Section 4.1. POSITIONS AND ELECTION. The officers of the Company shall be elected by the Board of Directors and shall be a President, a Secretary, a Treasurer, and any other officers, including assistant officers and agents, as may be deemed necessary by the Board of Directors. Any two or more offices may be held by the same person.

Officers shall be elected annually at a meeting of the Board of Directors. Each officer shall serve until a successor is elected and qualified or until the earlier death, resignation, disqualification, or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the Board of Directors. Election or appointment of an officer or agent shall not of itself create contract rights.

Section 4.2. REMOVAL AND RESIGNATION. Any officer elected by the Board of Directors may be removed, with or without cause, at any regular or special meeting of the Board of Directors by the affirmative vote of the majority of the directors in attendance where a quorum is present. Removal shall be without prejudice to the contract rights, if any, of the officer so removed.

Any officer may resign at any time by delivering written notice to the Secretary of the Corporation. Resignation is effective when the notice is delivered unless the notice provides a later effective date. Any vacancies may be filled in accordance with Section 4.1 of these Bylaws.

Section 4.3. POWERS AND DUTIES OF OFFICERS. The powers and duties of the officers of the Company shall be as provided from time to time by resolution of the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers. In the absence of such resolution, the respective officers shall have the powers and shall discharge the duties customarily and usually held and performed by like officers of corporations similar in organization and business purposes to the Corporation, subject to the control of the Board of Directors.

ARTICLE V: INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

Section 5.1. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The Company may, to the extent permitted by the Nevada Corporations Act, indemnify any person who is or was a director, officer, employee, or agent of the Company or is or was serving at the Corporation’s request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity (each such person, an “Indemnitee”) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than a proceeding by or in the right of the Corporation, to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a) Did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation.

(b) Acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

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Section 5.2. INDEMNIFICATION IN ACTIONS BY OR ON BEHALF OF THE CORPORATION. The Company may, to the extent permitted by the Nevada Corporations Act, indemnify any Indemnitee against expenses, including attorneys’ fees and amounts paid in settlement, actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed suit or action by or in the right of the Company to which the Indemnitee is, was, or is threatened to be made a party by reason of being an Indemnitee, if the Indemnitee either:

(a) Did not breach, through intentional misconduct, fraud, or a knowing violation of law, the Indemnitee’s fiduciary duties as a director or officer to act in good faith and in the interests of the Corporation.

(b) Acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation.

Section 5.3. INDEMNIFICATION AGAINST EXPENSES. The Company shall, to the extent permitted by the Nevada Corporations Act, indemnify any Indemnitee who was successful, on the merits or otherwise, in the defense of any action, suit, proceeding, or claim described in Sections 5.1 and 5.2, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense.

Section 5.4. NON-EXCLUSIVITY OF INDEMNIFICATION RIGHTS. The rights of indemnification set out in this Article V shall be in addition to and not exclusive of any other rights to which any Indemnitee may be entitled under the Articles of Incorporation, Bylaws, any other agreement with the Corporation, any action taken by the disinterested directors or stockholders of the Corporation, or otherwise. The indemnification provided under this Article V shall inure to the benefit of the heirs, executors, and administrators of an Indemnitee.

ARTICLE VI: SHARE CERTIFICATES AND TRANSFER

Section 6.1. CERTIFICATES REPRESENTING SHARES. The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of stock shall be uncertificated shares.

The Company shall, within a reasonable time after the issuance of uncertificated shares or the transfer of any uncertificated shares on the books of the Corporation, send to the registered owner of the shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Nevada Corporations Act. Within 10 days after receipt of a written request from a stockholder of record, the Company shall send the stockholder of record a written statement confirming the information contained in information previously sent to the stockholder of record.

Shares represented by certificates shall be signed by officers or agents designated by the Company for such purpose and shall state:

(a) The name of the Company and that it is organized under the laws of Nevada.

(b) The name of the person to whom the certificate is issued.

(c) The number of shares represented by the certificate.

(d) Any restrictions on the transfer of the shares, such statement to be conspicuous.

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Section 6.2. TRANSFERS OF SHARES. Shares of the Company shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares of the Company shall be made on the books of the Company only by the holder of record thereof or by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of shares shall be valid as against the Company for any purpose until it shall have been entered in the stock records of the Company by an entry showing from and to whom transferred.

Section 6.3. REGISTERED STOCKHOLDERS. The Corporation may treat the holder of record of any shares issued by the Company as the holder in fact thereof, for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with the laws of the State of Nevada, or giving proxies with respect to those shares.

Neither the Company nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express notice thereof, except as otherwise provided by law.

Section 6.4. LOST, STOLEN, OR DESTROYED CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing the issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the allegedly lost, stolen, or destroyed certificate, or the owner’s legal representative, to give the Company a bond or other security sufficient to indemnify it against any claim that may be made against the Company or other obliges with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or certificates.

ARTICLE VII: DISTRIBUTIONS

Section 7.1. DECLARATION. The Board of Directors may authorize, and the Company may make distributions to its stockholders in cash, property (other than shares of the Corporation), or a dividend of shares of the Company to the extent permitted by the Articles of Incorporation and the Nevada Corporations Act.

Section 7.2. FIXING RECORD DATES FOR DISTRIBUTIONS AND SHARE DIVIDENDS. For the purpose of determining stockholders entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, the Board of Directors may, at the time of declaring the distribution or share dividend, set a date no more than 60 days prior to the date of the distribution or share dividend. If no record date is fixed for such distribution or share dividend, the record date shall be the date on which the resolution of the Board of Directors authorizing the distribution or share dividend is adopted.

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ARTICLE VIII: MISCELLANEOUS

Section 8.1. CHECKS, DRAFTS, ETC. All checks, drafts, or other instruments for payment of money or notes of the Company shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

Section 8.2. FISCAL YEAR. The fiscal year of the Company shall be as determined by the Board of Directors.

Section 8.3. CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION. Unless the context requires otherwise, the general provisions, rules of construction, and definitions of the Nevada Corporations Act shall govern the construction of these Bylaws. These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

Section 8.4. INVALID PROVISIONS. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

ARTICLE IX: AMENDMENT OF BYLAWS

The Board of Directors shall have the exclusive power to amend or repeal these Bylaws, or to adopt new Bylaws.

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Annex D

AMENDMENT NO. 1

TO THE

FORWARD INDUSTRIES, INC.

2021 EQUITY INCENTIVE PLAN

This Amendment No. 1 (the “Amendment No. 1”) to the Forward Industries, Inc. 2021 Equity Incentive Plan (the “Plan”) of Forward Industries, Inc. (the “Company”), is dated as of June 19, 2025.

WHEREAS, the Board of Directors of the Corporation have approved the Amendment No. 1 to the Plan as set forth below.

NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended as follows:

1.	Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:

Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 429,100 shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

2.	This Amendment No. 1 will be subject to approval by the shareholders of the Company within twelve (12) months following the date this Amendment No. 1 is adopted by the Board of Directors. Such shareholder approval will be obtained in the manner and to the degree required under applicable laws. In the event that such shareholder approval is not received, this Amendment No. 1 will become null and void and without further effect and any awards under the Plan which included newly reserved shares will become void.

3.	Except as modified by this Amendment No. 1, the rest of the Plan remains unchanged and, as modified, continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the Plan to be signed by its Interim Chief Executive Officer as of the date first written above.

Date: June 19, 2025

By:
	Name:	Michael Pruitt
	Title:	Interim Chief Executive Officer

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Annex E

2021 EQUITY INCENTIVE PLAN

Forward Industries, Inc. (the “Company”) hereby establishes this 2021 Equity Incentive Plan (the “Plan”), effective December 17, 2020, subject to approval by the shareholders of the Company (“Effective Date”).

The Plan is a successor to the Amended and Restated 2011 Long Term Incentive Plan (the “2011 Plan”). If this Plan is approved by the Company’s shareholders, no additional grants will be made under the 2011 Plan after the Effective Date. Outstanding grants under the 2011 Plan shall continue in effect according to their terms, consistent with the 2011 Plan.

1.       Purpose; Eligibility.

1.1       General Purpose. The name of this plan is the Forward Industries, Inc. 2021 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to (a) enable Forward Industries, Inc. (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2       Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3       Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Cash Awards.

2.       Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Board will have the authority to designate the time or times at which an Affiliate’s status is determined.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, or a Performance Cash Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

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“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” will have the meaning ascribed to such term in the applicable Award Agreement or, if no such definition is provided therein, in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory or common law duty owed to the Company or any Affiliate; (iv) such Participant's unauthorized use or disclosure of the Company's or any Affiliate's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause will be made by the Board or the Committee, in its sole discretion. Any determination by the Board or Committee that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is either an executive officer or a Director; or (D) solely because the level of ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder's voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the Plan is adopted by the Board, are Incumbent Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant's consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A of the Code, and the regulations thereunder.

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of two or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a registration statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

“Continuous Service” means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Committee or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting of an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of "separation from service" as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

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“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Act Person” means any natural person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

“Fair Market Value” means, as of the last trading day before the grant of the Award, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the NASDAQ Stock Market or the OTC Markets, the Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

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“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7.4.

“Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) stockholders' equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) employee retention; (xxxvi) client satisfaction; (xxxvii ) budget management; (xxxviii) entry into or completion of strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);and (xliiv) completion of acquisitions or business expansion.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) by the Board or Committee (as applicable) (ii) in the Award Agreement at the time the Award is granted or (iii) in such other documented agreement between the Company and the Participant setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) may appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period, including without limitation as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes in the Company’s fiscal year, and changes to tax laws, generally accepted accounting principles, or other laws and regulations affecting reported results; (4) to exclude the effects of items that are "unusual" in nature or occur "infrequently" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company's bonus plans, if any; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; or (12) to exclude litigation or claim judgments or settlements. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Performance Share Award Agreement or the written terms of a Performance Cash Award.

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“Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.       Administration.

3.1       Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)       to construe and interpret the Plan and apply its provisions;

(b)       to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)       to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

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(d)       to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)       to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)       from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)       to determine the number of shares of Common Stock to be made subject to each Award;

(h)       to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)       to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)       to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(l)       to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m)       to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)       to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)       to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)       to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2       Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3       Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of two or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

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3.4       Committee Composition. The Committee shall consist solely of two or more Non-Employee Directors, unless determined otherwise by the Board. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5       Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.       Shares Subject to the Plan.

4.1       Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 1,291,000 shares, which is calculated as follows: (i) 1,000,000 new shares, plus (ii) 291,000 shares, which is the number of shares that remained available for grants under the 2011 Plan as of December 14, 2020. The number of shares set forth in clause (ii) above will be reduced by the number of shares subject to awards granted under the 2011 Plan after December 14, 2020 and before the Effective Date. No more than 1,291,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.2       If any shares subject to an Award granted under the Plan are forfeited, an Award granted under the Plan expires or otherwise terminates without issuance of shares, or an Award granted under the Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (except as described below with respect to stock settled Stock Appreciation Rights), such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan in accordance with Section 4.3 below. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.3       Any shares that again become available for Awards under the Plan pursuant to this Section shall be added as one share for every one share subject to the Awards.

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5.       Eligibility.

5.1       Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2       Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.       Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1       Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2       Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424A of the Code.

6.3       Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4       Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid by: (i) delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5       Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6       Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7       Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8       Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months (except for Non-qualified Stock Options which shall be six months) following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9       Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10       Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the one year anniversary of the termination as a result of the Optionholder’s Disability. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11       Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the one year anniversary of the Optionholder’s death. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12       Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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7.       Provisions of Awards Other Than Options.

7.1       Stock Appreciation Rights.

(a)       General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

(b)       Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)       Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)       Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)       Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)       Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)       Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(h)       Transferability of Stock Appreciation Rights. A Free Standing Right may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Free Standing Right does not provide for transferability, then the Free Standing Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall be transferable only upon the same terms and conditions as the related Option.

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7.2       Restricted Awards.

(a)       General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)       Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(i)       The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c)       Restrictions.

(i)       Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

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(ii)       Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)       The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)       Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)       Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)       Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3       Performance Share Awards.

(a)       Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)       Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

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7.4       Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of $50,000) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

8.       Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.       Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.       Miscellaneous.

10.1       Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2       Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3       No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4       Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

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10.5       Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.       Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.       Effect of Change in Control.

12.1       Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)       In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b)       With respect to Performance Share Awards and Performance Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2       In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

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12.3       The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.       Amendment of the Plan and Awards.

13.1       Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2       Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3       Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4       No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5       Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.       General Provisions.

14.1       Forfeiture Events. Each Award and the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the events described below, in addition to applicable vesting conditions of an Award. Such events include a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Participant, a termination of the Participant’s Continuous Service for Cause, violation of the Company’s insider trading policy, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates as determined by the Board.

14.2       Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

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14.4       Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5       Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6       Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7       Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8       Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9       No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10       Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11       Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12       Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13       Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

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14.14       [Reserved]

14.15       Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16       Expenses. The costs of administering the Plan shall be paid by the Company.

14.17       Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18       Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19       Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.       Termination or Suspension of the Plan. The Plan shall terminate automatically 10 years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16.       Choice of Law. The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors on December 17, 2020.

As approved by the Company’s shareholders on _______________, 2021.

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